                                                                EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM T-1


STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                            BANK ONE, COLUMBUS, N.A.


                Not Applicable                 31-4148768
            (State of Incorporation         (I.R.S. Employer
            if not a national bank)        Identification No.)

               100 East Broad Street, Columbus, Ohio  43271-0181
         (Address of trustee's principal (Zip Code) executive offices)

                                  Ted Kravits
                         c/o Bank One Trust Company, NA
                             100 East Broad Street
                           Columbus, Ohio 43271-0181
                                 (614) 248-2566
           (Name, address and telephone number of agent for service)


                               TELXON CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                           74-1666060

(State or other jurisdiction of                 (I.R.S.Employer
incorporation or organization)                  Identification No.)


3330 West Market Street                         44333
Akron, Ohio                                     (Zip Code)
(Address of principal executive
offices)
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5 3/4% CONVERTIBLE SUBORDINATED NOTES DUE JANUARY 1, 2003

                      (Title of the Indenture securities)

                                    GENERAL

1.       GENERAL INFORMATION.
         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Comptroller of the Currency, Washington, D.C.

                 Federal Reserve Bank of Cleveland, Cleveland, Ohio

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 The Board of Governors of the Federal Reserve System, Washington, D.C.

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                 The trustee is authorized to exercise corporate trust powers.

2.       AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.
         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

16.      LIST OF EXHIBITS
         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION. (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect.

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business, see Exhibit 2 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003,
Securities and Exchange Commission File No.  33-50709.

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers, see Exhibit 3 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect.
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Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

Exhibit 7 - Report of Condition of the trustee as of the close of business on December 31, 1995, published pursuant to the requirements of the Comptroller of the Company.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.
Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, Columbus, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio, on February 14, 1996.


                                        Bank One, Columbus, NA


                                        By: /s/ Ted Kravits
                                           --------------------------
                                                Ted Kravits
                                                Authorized Signer

Exhibit 1

BANK ONE, COLUMBUS, NATIONAL ASSOCIATION
                            ARTICLES OF ASSOCIATION
                            -----------------------

      For the purpose of organizing an association to carry on the business of banking under the laws of the United States, the following Articles of Association are entered into:

      FIRST. The title of this Association shall be BANK ONE, COLUMBUS, NATIONAL ASSOCIATION.

      SECOND. The main office of the Association shall be in Columbus, County of Franklin, State of Ohio. The general business of the Association shall be conducted at its main office and its branches.

      THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five Directors, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of the shareholders at any annual or special meeting thereof, provided, however, that the Board of Directors, by resolution of a majority thereof, shall be authorized to increase the number of its members by not more than two between regular meetings of the shareholders. Each Director, during the full term of his directorship, shall own, as qualifying shares, the minimum number of shares of either this Association or of its parent bank holding company in accordance with the provisions of applicable law. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

      FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office of this Association or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent business day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

      FIFTH. The authorized amount of capital stock of this Association shall be 2,073,750 shares of common stock of the par value of Ten Dollars ($10) each; but said capital stock may be increased or decreased from time-to-time, in accordance with the provisions of the laws of the United States.

             No holder of shares of the capital stock of any class of the Association shall have the preemptive or preferential right of subscription to any share of any class of stock of this Association, whether now or hereafter authorized or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time-to-time determine and at such price as the Board of Directors may from time-to-time fix.
             This Association, at any time and from time-to-time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

      SIXTH. The Board of Directors shall appoint one of its members President of the Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Secretary and such other officers and employees as may be required to transact the business of this Association.





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             The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

      SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Columbus, Ohio, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

      EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

      NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.





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      TENTH.  Every person who is or was a Director, officer or employee of the
Association or of any other corporation which he served as a Director, officer or employee at the request of the Association as part of his regularly assigned duties may be indemnified by the Association in accordance with the provisions of this paragraph against all liability (including, without limitation, judgments, fines, penalties and settlements) and all reasonable expenses (including, without limitation, attorneys' fees and investigative expenses) that may be incurred or paid by him in connection with any claim, action, suit or proceeding, whether civil, criminal or administrative (all referred to hereafter in this paragraphs as "Claims") or in connection with any appeal relating thereto in which he may become involved as a party or otherwise or with which he may be threatened by reason of his being or having been a Director, officer or employee of the Association or such other corporation, or by reason of any action taken or omitted by him in his capacity as such Director, officer or employee, whether or not he continues to be such at the time such liability or expenses are incurred, provided that nothing contained in this paragraph shall be construed to permit indemnification of any such person who is adjudged guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts, unless, at the time such indemnification is sought, such indemnification in such instance is permissible under applicable law and regulations, including published rulings of the Comptroller of the Currency or other appropriate supervisory or regulatory authority, and provided further that there shall be no indemnification of directors, officers, or employees against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association. Every person who may be indemnified under the provisions of this paragraph and who has been wholly successful on the merits with respect to any Claim shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under this paragraph shall be at the sole discretion of the Board of Directors and shall be made only if the Board of Directors or the Executive Committee acting by a quorum consisting of





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Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that in view of all of the circumstances then surrounding the Claim, such indemnification is equitable and in the best interests of the Association. Among the circumstances to be taken into consideration in arriving at such a finding or opinion is the existence or non-existence of a contract of insurance or indemnity under which the Association would be wholly or partially reimbursed for such indemnification, but the existence or non-existence of such insurance is not the sole circumstance to be considered nor shall it be wholly determinative of whether such indemnification shall be made. In addition to such finding or opinion, no indemnification under this paragraph shall be made unless the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that the Director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the Association or such other corporation and further in the case of any criminal action or proceeding, that the Director, officer or employee reasonably believed his conduct to be lawful. Determination of any Claim by judgment adverse to a Director, officer or employee by settlement with or without Court approval or conviction upon a plea of guilty or of NOLOCONTENDERE or its equivalent shall not create a presumption that a Director, officer or employee failed to meet the standards of conduct set forth in this paragraph. Expenses incurred with respect to any Claim may be advanced by the Association prior to the final disposition thereof upon receipt of an undertaking satisfactory to the Association by or on behalf of the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification under this paragraph. The rights of indemnification provided in this paragraph shall be in addition to any rights to which any Director, officer or employee may otherwise be entitled by contract or as a matter of law.





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Every person who shall act as a Director, officer or employee of this
Association shall be conclusively presumed to be doing so in reliance upon the right of indemnification provided for in this paragraph.

      ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.





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Exhibit 4

                                    BY-LAWS
                                    -------
                                       OF
                                       --
                    BANK ONE, COLUMBUS, NATIONAL ASSOCIATION
                    ----------------------------------------

                                   ARTICLE I
                                   ---------
                            MEETING OF SHAREHOLDERS
                            -----------------------

SECTION 1.01. ANNUAL MEETING. The regular annual meeting of the Shareholders of the Bank for the election of Directors and for the transaction of such business as may properly come before the meeting shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on the third Monday of January of each year, or on the next succeeding banking day, if the day fixed falls on a legal holiday. If from any cause, an election of directors is not made on the day fixed for the regular meeting of shareholders or, in the event of a legal holiday, on the next succeeding banking day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. Notice of such annual meeting shall be given by or under the direction of the Secretary or such other officer as may be designated by the Chief Executive Officer by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days prior to the date fixed for such meeting.

SECTION 1.02. SPECIAL MEETINGS. A special meeting of the shareholders of this Bank may be called at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of this Bank. The notice of any special meeting of the shareholders called by the Board of Directors, stating the time, place and purpose of the meeting, shall be given by or under the direction of the Secretary, or such other officer as is designated by the Chief Executive Officer, by first-class mail, postage prepaid, to all shareholders of





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record of the Bank at their respective addresses as shown upon the books of the
Bank, mailed not less than ten days prior to the date fixed for such meeting.
      Any special meeting of shareholders shall be conducted and its proceedings recorded in the manner prescribed in these By-Laws for annual meetings of shareholders.

SECTION 1.03. SECRETARY OF SHAREHOLDERS' MEETING. The Board of Directors may designate a person to be the Secretary of the meetings of shareholders. In the absence of a presiding officer, as designated in these By-Laws, the Board of Directors may designate a person to act as the presiding officer. In the event the Board of Directors fails to designate a person to preside at a meeting of shareholders and a Secretary of such meeting, the shareholders present or represented shall elect a person to preside and a person to serve as Secretary of the meeting.

      The Secretary of the meetings of shareholders shall cause the returns made by the judges and election and other proceedings to be recorded in the minute book of the Bank. The presiding officer shall notify the directors-elect of their election and to meet forthwith for the organization of the new board.

      The minutes of the meeting shall be signed by the presiding officer and the Secretary designated for the meeting.

SECTION 1.04. JUDGES OF ELECTION. The Board of Directors may appoint as many as three shareholders to be judges of the election, who shall hold and conduct the same, and who shall, after the election has been held, notify, in writing over their signatures, the secretary of the shareholders' meeting of the result thereof and the names of the Directors elected; provided, however, that upon failure for any reason of any judge or judges of election, so appointed by the directors, to serve, the presiding officer of the meeting shall appoint other shareholders or their proxies to fill the vacancies. The judges of election at the request of the chairman of the





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meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall notify, in writing over their signatures, the secretary of the Board of Directors of the result thereof.

SECTION 1.05. PROXIES. In all elections of Directors, each shareholder of record, who is qualified to vote under the provisions of Federal Law, shall have the right to vote the number of shares of record in his name for as many persons as there are Directors to be elected, or to cumulate such shares as provided by Federal Law. In deciding all other questions at meetings of shareholders, each shareholder shall be entitled to one vote on each share of stock of record in his name. Shareholders may vote by proxy duly authorized in writing. All proxies used at the annual meeting shall be secured for that meeting only, or any adjournment thereof, and shall be dated, and if not dated by the shareholder, shall be dated as of the date of receipt thereof. No officer or employee of this Bank may act as proxy.

SECTION 1.06. QUORUM. Holders of record of a majority of the shares of the capital stock of the Bank, eligible to be voted, present either in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders, but shareholders present at any meeting and constituting less than a quorum may, without further notice, adjourn the meeting from time to time until a quorum is obtained. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.





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                                   ARTICLE II
                                   ----------
                                   DIRECTORS
                                   ---------

SECTION 2.01. MANAGEMENT OF THE BANK. The business of the Bank shall be managed by the Board of Directors. Each director of the Bank shall be the beneficial owner of a substantial number of shares of BANC ONE CORPORATION and shall be employed either in the position of Chief Executive Officer or active leadership within his or her business, professional or community interest which shall be located within the geographic area in which the Bank operates, or as an executive officer of the Bank. A director shall not be eligible for nomination and re-election as a director of the Bank if such person's executive or leadership position within his or her business, professional or community interests which qualifies such person as a director of Bank terminates. The age of 70 is the mandatory retirement age as a director of the Bank. When a person's eligibility as director of the Bank terminates, whether because of change in share ownership, position, residency or age, within 30 days after such termination, such person shall submit his resignation as a director to be effective at the pleasure of the Board provided, however, that in no event shall such person be nominated or elected as a director. Provided, however, following a person's retirement or resignation as a director because of the age limitations herein set forth with respect to election or re-election as a director, such person may, in special or unusual circumstances, and at the discretion of the Board, be elected by the directors as a Director Emeritus of the Bank for a limited period of time. A Director Emeritus shall have the right to participate in board meetings but shall be without the power to vote and shall be subject to re-election by the Board at its organizational meeting following the Bank's annual meeting of shareholders.

SECTION 2.02. QUALIFICATIONS. Each director shall have the qualification prescribed by law. No person elected a director may exercise any of the powers of his office until he has taken the oath of such office.





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SECTION 2.03.  TERM OF OFFICE/VACANCIES.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to his prior death, resignation, or removal from office. Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Bank until such vacancy is filled by the remaining directors, and any director so appointed shall hold office for the unexpired term of his or her successor. Notwithstanding the foregoing, each director shall hold office and serve at the pleasure of the Board.

SECTION 2.04. ORGANIZATION MEETING. The directors elected by the share-holders shall meet for organization of the new board at the time fixed by the presiding officer of the annual meeting. If at the time fixed for such meeting there is no quorum present, the Directors in attendance may adjourn from time to time until a quorum is obtained. A majority of the number of Directors elected by the shareholders shall constitute a quorum for the transaction of business.

SECTION 2.05. REGULAR MEETINGS. The regular meetings of the Board of Directors shall be held on the third Monday of each calendar month excluding March and July, which meeting will be held at 4:00 p.m. When any regular meeting of the Board falls on a holiday, the meeting shall be held on such other day as the Board may previously designate or should the Board fail to so designate, on such day as the Chairman of the Board of President may fix. Whenever a quorum is not present, the directors in attendance shall adjourn the meeting to a time not later than the date fixed by the Bylaws for the next succeeding regular meeting of the Board.

SECTION 2.06. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board or President, or at the request of two or more Directors. Any special meeting may be held at such place in Franklin County, Ohio, and at such time as may be fixed in the call. Written or oral notice shall be given to each Director not later than the day next preceding the day on which special meeting is to be held, which notice may be waived in writing.

The presence of a Director at any meeting of the Board shall be deemed a waiver of notice thereof by him. Whenever a quorum is not present the Directors in attendance shall adjourn the special meeting from day to day until a quorum is obtained.

SECTION 2.07. QUORUM. A majority of the Directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time-to-time, and the meeting may be held, as adjourned, without further notice. When, however, less than a quorum as herein defined, but at least one-third and not less than two of the authorized number of Directors are present at a meeting of the Directors, business of the Bank may be transacted and matters before the Board approved or disapproved by the unanimous vote of the Directors present.

SECTION 2.08. COMPENSATION. Each member of the Board of Directors shall receive such fees for, and transportation expenses incident to, attendance at Board and Board Committee Meetings and such fees for service as a Director irrespective of meeting attendance as from time to time are fixed by resolution of the Board; provided, however, that payment hereunder shall not be made to a Director for meetings attended and/or Board service which are not for the Bank's sole benefit and which are concurrent and duplicative with meetings attended or board service for an affiliate of the Bank for which the Director receives payment; and provided further, that payment hereunder shall not be made in the case of any Director in the regular employment of the Bank or of one of its affiliates.

SECTION 2.09. EXECUTIVE COMMITTEE. There shall be a standing committee of the Board of Directors known as the Executive Committee which shall possess and exercise, when the Board is not in session, all powers of the Board that may lawfully be delegated. The Executive Committee shall also exercise the powers of the Board of Directors in accordance with the Provisions of the "Employees Retirement Plan" and the "Agreement and Declaration of Trust" as the same now exist or may be amended hereafter. The Executive Committee shall consist of not fewer than four board members, including the Chairman of the Board and President of the Bank, one of whom, as hereinafter required by these By-laws, shall be the Chief Executive Officer. The other members of the Committee shall be appointed by the Chairman of the Board or by the President, with the approval of the Board and shall continue as members of the Executive Committee until their successors are appointed, provided, however, that any member of the Executive Committee may be removed by the Board upon a majority vote thereof at any regular or special meeting of the Board. The Chairman or President shall fill any vacancy in the Committee by the appointment of another Director, subject to the approval of the Board of Directors. The regular meetings of the Executive Committee shall be held on a regular basis as scheduled by the Board of Directors. Special meetings of the Executive Committee shall be held at the call of the Chairman or President or any two members thereof at such time or times as may be designated. In the event of the absence of any member or members of the Committee, the presiding member may appoint a member or members of the Board to fill the place or places of such absent member or members to serve during such absence. Not fewer than three members of the Committee must be present at any meeting of the Executive Committee to constitute a quorum, provided, however that with regard to any matters on which the Executive Committee shall vote, a majority of the Committee members present at the meeting at which a vote is to be taken shall not be officers of the Bank and, provided further, that if, at any meeting at which the Chairman of the Board and President are both present, Committee members who are not officers are not in the majority, then the Chairman of the Board or President, which ever of such officers is not also the Chief Executive Officer, shall not be eligible to vote at such meeting and shall not be recognized for purposes of determining if a quorum is present at such meeting. When neither the Chairman of the Board nor President are present, the Committee shall appoint a presiding officer.
The Executive Committee shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.





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

SECTION 2.10  COMMUNITY REINVESTMENT ACT AND COMPLIANCE POLICY COMMITTEE.
There shall be a standing committee of the Board of Directors known as the Community Reinvestment Act and Compliance Policy Committee the duties of which shall be, at least once in each calendar year, to review, develop and recommend policies and programs related to the Bank's Community Reinvestment Act Compliance and regulatory compliance with all existing statutes, rules and regulations affecting the Bank under state and federal law. Such Committee shall provide and promptly make a full report of such review of current Bank policies with regard to Community Reinvestment Act and regulatory compliance in writing to the Board, with recommendations, if any, which may be necessary to correct any unsatisfactory conditions. Such Committee may, in its discretion, in fulfilling its duties, utilize the Community Reinvestment Act officers of the Bank, Banc One Ohio Corporation and Banc One Corporation and may engage outside Community Reinvestment Act experts, as approved by the Board, to review, develop and recommend policies and programs as herein required. The Community Reinvestment Act and regulatory compliance policies and procedures established and the recommendations made shall be consistent with, and shall supplement, the Community Reinvestment Act and regulatory compliance programs, policies and procedures of Banc One Corporation and Banc One Ohio Corporation. The Community Reinvestment Act and Compliance Policy Committee shall consist of not fewer than four board members, one of whom shall be the Chief Executive Officer and a majority of whom are not officers of the Bank. Not fewer than three members of the Committee, a majority of whom are not officers of the Bank, must be present to constitute a quorum. The Chairman of the Board or President of the Bank, whichever is not the Chief Executive Officer, shall be an ex officio member of the Community Reinvestment Act and Compliance Policy Committee. The Community Reinvestment Act and Compliance Policy Committee, whose chairman shall be appointed by the Board, shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.





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

SECTION 2.11. TRUST COMMITTEES. There shall be two standing Committees known as the Trust Management Committee and the Trust Examination Committee appointed as hereinafter provided.

SECTION 2.12. OTHER COMMITTEES. The Board of Directors may appoint such special committees from time to time as are in its judgment necessary in the interest of the Bank.





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
                                  ARTICLE III
                    OFFICERS, MANAGEMENT STAFF AND EMPLOYEES

SECTION 3.01.  OFFICERS AND MANAGEMENT STAFF.

      (a) The officers of the Bank shall include a President, Secretary and Security Officer and may include a Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents (which may include one or more Executive Vice Presidents and/or Senior Vice Presidents) and one or more Assistant Secretaries, all of whom shall be elected by the Board. All other officers may be elected by the Board or appointed in writing by the Chief Executive Officer. The salaries of all officers elected by the Board shall be fixed by the Board. The Board from time-to-time shall designate the President or Chairman of the Board to serve as the Bank's Chief Executive Officer.

      (b) The Chairman of the Board, if any, and the President shall be elected by the Board from their own number. The President and Chairman of the Board shall be re-elected by the Board annually at the organizational meeting of the Board of Directors following the Annual Meeting of Shareholders. Such officers as the Board shall elect from their own number shall hold office from the date of their election as officers until the organization meeting of the Board of Directors following the next Annual Meeting of Shareholders, provided, however, that such officers may be relieved of their duties at any time by action of the Board in which event all the powers incident to their office shall immediately terminate.

      (c) Except as provided in the case of the elected officers who are members of the Board, all officers, whether elected or appointed, shall hold office at the pleasure of the Board. Except as otherwise limited by law or these By-laws, the Board assigns to Chief Executive Officer and/or his designees the authority to appoint and dismiss any elected or appointed officer or other member of the Bank's management staff and other employees of the Bank, as the person in charge of and responsible for any branch office, department, section, operation, function, assignment or duty in the Bank.

      (d) The management staff of the Bank shall include officers elected by the Board, officers appointed by the Chief Executive Officer, and such other persons in the employment of the Bank who, pursuant to written appointment and authorization by a duly authorized officer of the Bank, perform management functions and have management responsibilities. Any two or more offices may be held by the same person except that no person shall hold the office of Chairman of the Board and/or President and at the same time also hold the office of Secretary.

      (e) The Chief Executive Officer of the Bank and any other officer of the Bank, to the extent that such officer is authorized in writing by the Chief Executive Officer, may appoint persons other than officers who are in the employment of the Bank to serve in management positions and in connection therewith, the appointing officer may assign such title, salary, responsibilities and functions as are deemed appropriate by him, provided, however, that nothing contained herein shall be construed as placing any limitation on the authority of the Chief Executive Officer as provided in this and other sections of these By-Laws.

SECTION 3.02. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Bank shall have general and active management of the business of the Bank and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except as otherwise prescribed or limited by these By-Laws, the Chief Executive Officer shall have full right, authority and power to control all personnel, including elected and appointed officers, of the Bank, to employ or direct the employment of such personnel and officers as he may deem necessary, including the fixing of salaries and the dismissal of them at pleasure, and to define and prescribe the duties and responsibility of all Officers of the Bank, subject to such further limitations and directions as he may from time-to-time deem proper. The Chief Executive Officer shall perform all duties incident to his office and such other and further duties, as may, from time-to-time, be required of him by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Bank. The Chief Executive Officer or, in his absence, the Chairman of the Board or President of the Bank, as designated by the Chief Executive Officer, shall preside at all meetings of shareholders and meetings of the Board. In the absence of the Chief Executive Officer, such officer as is designated by the Chief Executive Officer shall be vested with all the powers and perform all the duties of the Chief Executive Officer as defined by these By-Laws. When designating an officer to serve in his absence, the Chief Executive Officer shall select an officer who is a member of the Board of Directors whenever such officer is available.

SECTION 3.03. POWERS OF OFFICERS AND MANAGEMENT STAFF. The Chief Executive Officer, the Chairman of the Board, the President, and those officers so designated and authorized by the Chief Executive Officer are authorized for an on behalf of the Bank, and to the extent permitted by law, to make loans and discounts; to purchase or acquire drafts, notes, stock, bonds, and other securities for investment of funds held by the Bank; to execute and purchase acceptances; to appoint, empower and direct all necessary agents and attor-neys; to sign and give any notice required to be given; to demand payment and/or to declare due for any default any debt or obligation due or payable to the Bank upon demand or authorized to be declared due; to foreclose any mort-gages, to exercise any option, privilege or election to forfeit, terminate, extend or renew any lease; to authorize and direct any proceedings for the collection of any money or for the enforcement of any right or obligation; to adjust, settle and compromise all claims of every kind and description in favor of or against the Bank, and to give receipts, releases and discharges therefor; to borrow money and in connection therewith to make, execute and deliver notes, bonds or other evidences of indebtedness; to pledge or hypothecate any securities or any stocks, bonds, notes or any property real or personal held or owned by the Bank, or to rediscount any notes or other obligations held or owned by the Bank, to employ or direct the employment of all personnel, including elected and appointed officers, and the dismissal of them at pleasure, and in furtherance of and in addition to the powers hereinabove set forth to do all such acts and to take all such proceedings as in his judgment are necessary and incidental to the operation of the Bank.

      Other persons in the employment of the Bank, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, or by an officer so designated and authorized by the chief Executive Officer, to perform the powers set forth above, subject, how-ever, to such limitations and conditions as are set forth in the authorization given to such persons.

SECTION 3.04. SECRETARY. The Secretary or such other officers as may be designated by the Chief Executive Officer shall have supervision and control of the records of the Bank and, subject to the direction of the Chief Executive Officer, shall undertake other duties and functions usually performed by a corporate secretary. Other officers may be designated by the Chief Executive Officer or the Board of Directors as Assistant Secretary to perform the duties of the Secretary.

SECTION 3.05. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank and any other officer to the extent such officer is so designated and authorized by the Chief Executive Officer, the Chairman of the

Board, the President, or any other officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank, are hereby authorized on behalf of the Bank to sell, assign, lease, mortgage, transfer, deliver and convey any real or personal property now or hereafter owned by or standing in the name of the Bank or its nominee, or held by this Bank as collateral security, and to execute and deliver such deeds, contracts, leases, assignments, bills of sale, transfers or other papers or documents as may be appropriate in the circumstances; to execute any loan agreement, security agreement, commitment letters and financing statements and other documents on behalf of the Bank as a lender; to execute purchase orders, documents and agreements entered into by the Bank in the ordinary course of business, relating to purchase, sale, exchange or lease of services, tangible personal property, materials and equipment for the use of the Bank; to execute powers of attorney to perform specific or general functions in the name of or on behalf of the Bank; to execute promissory notes or other instruments evidencing debt of the Bank; to execute instruments pledging or releasing securities for public funds, documents submitting public fund bids on behalf of the Bank and public fund contracts; to purchase and acquire any real or personal property including loan portfolios and to execute and deliver such agreements, contracts or other papers or documents as may be appropriate in the circumstances; to execute any indemnity and fidelity bonds, proxies or other papers or documents of like or different character necessary, desirable or incidental to the conduct of its banking business; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; to execute agreements, instruments, documents, contracts or other papers of like or difference character necessary, desirable or incidental to the conduct of its banking business; and to execute and deliver partial releases from and discharges or assignments of mortgages, financing statements and assignments or surrender of insurance policies, now or hereafter held by this Bank.

      The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank, and any other officer of the Bank so designated and authorized by the Chief Executive Officer, Chairman of the Board, President or any officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank are authorized for and on behalf of the Bank to sign and issue checks, drafts, and certificates of deposit; to sign and endorse bills of exchange, to sign and countersign foreign and domestic letters of credit, to receive and receipt for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank, to sign receipts for property acquired by or entrusted to the Bank, to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, to sign certifications of checks, to endorse and deliver checks, drafts, warrants, bills, notes, certificates of deposit and acceptances in all business transactions of the Bank.

      Other persons in the employment of the Bank and of its subsidiaries, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, Chairman of the Board, President or by an officer so designated by the Chief Executive Officer, Chairman of the Board, or President to perform the acts and to execute the documents set forth above, subject, however, to such limitations and conditions as are contained in the authorization given to such person.

SECTION 3.06. PERFORMANCE BOND. All officers and employees of the Bank shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.

                                   ARTICLE IV
                                TRUST DEPARTMENT

SECTION 4.01. TRUST DEPARTMENT. Pursuant to the fiduciary powers granted to this Bank under the provisions of Federal Law and Regulations of the Comp-troller of the Currency, there shall be maintained a separate Trust Department of the Bank, which shall be operated in the manner specified herein.

SECTION 4.02. TRUST MANAGEMENT COMMITTEE. There shall be a standing Committee known as the Trust Management Committee, consisting of at least five members, a majority of whom shall not be officers of the Bank. The Committee shall consist of the Chairman of the Board who shall be Chairman of the Com- mittee, the President, and at least three other Directors appointed by the Board of Directors and who shall continue as members of the Committee until their successors are appointed. Any vacancy in the Trust Management Committee may be filled by the Board at any regular or special meeting. In the event of the absence of any member or members, such Committee may, in its discretion, appoint members of the Board to fill the place of such absent members to serve during such absence. Three members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of the Chairman, or President or any two members thereof.

      The Trust Management Committee, under the general direction of the Board of Directors, shall supervise the policy of the Trust Department which shall be formulated and executed in accordance with Law, Regulations of the Comp-troller of the Currency, and sound fiduciary principles.

SECTION 4.03. TRUST EXAMINATION COMMITTEE. There shall be a standing Commit-tee known as the Trust Examination Committee, consisting of three directors appointed by the Board of Directors and who shall continue as members of the committee until their successors are appointed. Such members shall not be active officers of the Bank. Two members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of two members thereof.

      This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, or at such other time(s) as may be required by Regulations of the Comptroller of the Currency, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the Department has been administered in accordance with Law, Regula-tions of the Comptroller of the Currency and sound fiduciary principles.

      The Committee shall promptly make a full report of such audits in writing to the Board of Directors of the Bank, together with a recommendation as to what action, if any, may be necessary to correct any unsatisfactory condition. A report of the audits together with the action taken thereon shall be noted in the Minutes of the Board of Directors and such report shall be a part of the records of this Bank.

SECTION 4.04. MANAGEMENT. The Trust Department shall be under the management and supervision of an officer of the Bank or of the trust affiliate of the Bank designated by and subject to the advice and direction of the Chief Executive Officer. Such officer having supervisory responsibility over the Trust Department shall do or cause to be done all things necessary or proper in carrying on the business of the Trust Department in accordance with provi-sions of law and applicable regulations.

SECTION 4.05. HOLDING OF PROPERTY. Property held by the Trust Department may be carried in the name of the Bank in its fiduciary capacity, in the name of Bank, or in the name of a nominee or nominees.

SECTION 4.06. TRUST INVESTMENTS. Funds held by the Bank in a fiduciary capacity awaiting investment or distribution shall not be held uninvested or undistributed any longer than is reasonable for the proper management of the account and shall be invested in accordance with the instrument establishing a fiduciary relationship and local law. Where such instrument does not specify the character or class of investments to be made and does not vest in the Bank any discretion in the matter, funds held pursuant to such instrument shall be invested in any investment which corporate fiduciaries may invest under local law.

      The investments of each account in the Trust Department shall be kept separate from the assets of the Bank, and shall be placed in the joint custody or control of not less than two of the officers or employees of the Bank or of the trust affiliate of the Bank designated for the purpose by the Trust Management Committee.

SECTION 4.07. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department, and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, are hereby authorized, on behalf of this Bank, to sell, assign, lease, mortgage, transfer, deliver and convey any real property or personal property and to purchase and acquire any real or personal property and to execute and deliver such agreements, contracts, or other papers and documents as may be appropriate in the circumstances for property now or hereafter owned by or standing in the name of this Bank, or its nominee, in any fiduciary capacity, or in the name of any principal for whom this Bank may now or hereafter be acting under a power of attorney, or as agent and to execute and deliver partial releases from any discharges or assignments or mortgages and assignments or surrender of insurance policies, to execute and deliver deeds, contracts, leases, assignments, bills of sale, transfers or such other papers or documents as may be appropriate in the circumstances for property now or hereafter held by this Bank in any fiduciary capacity or owned by any principal for whom this Bank may now or hereafter be acting under a power of attorney or as agent; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; provided that the signature of any such person shall be attested in each case by any officer of the Trust Department or by any other person who is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department.

      The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, or any other person or corporation as is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department, are hereby authorized on behalf of this Bank, to sign any and all pleadings and papers in probate and other court proceedings, to execute any indemnity and fidelity bonds, trust agreements, proxies or other papers or documents of like or different character necessary, desirable or incidental to the appointment of the Bank in any fiduciary capacity and the conduct of its business in any fiduciary capacity; also to foreclose any mortgage, to execute and deliver receipts for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank; to sign receipts for property acquired or entrusted to the Bank; also to sign stock or bond certificates on behalf of this Bank in any fiduciary capacity and on behalf of this Bank as transfer agent or registrar; to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, and to authenticate bonds, debentures, land or lease trust certificates or other forms of security issued pursuant to any indenture under which this Bank now or hereafter is acting as

Trustee. Any such person, as well as such other persons as are specifically authorized by the Chief Executive Officer or the officer in charge of the Trust Department, may sign checks, drafts and orders for the payment of money executed by the Trust Department in the course of its business.

SECTION 4.08. VOTING OF STOCK. The Chairman of the Board, President, any officer of the Trust Department, any officer of the trust affiliate of the Bank and such other persons as may be specifically authorized by Resolution of the Trust Management Committee or the Board of Directors, may vote shares of stock of a corporation of record on the books of the issuing company in the name of the Bank or in the name of the Bank as fiduciary, or may grant proxies for the voting of such stock of the granting if same is permitted by the instrument under which the Bank is acting in a fiduciary capacity, or by the law applicable to such fiduciary account. In the case of shares of stock which are held by a nominee of the Bank, such shares may be voted by such person(s) authorized by such nominee.

                                   ARTICLE V
                         STOCKS AND STOCK CERTIFICATES

SECTION 5.01. STOCK CERTIFICATES. The shares of stock of the Bank shall be evidenced by certificates which shall bear the signature of the Chairman of the Board, the President, or a Vice President (which signature may be engraved, printed or impressed), and shall be signed manually by the Secretary, or any other officer appointed by the Chief Executive Officer for that purpose.

      In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Bank with the same effect as if such officer had not ceased to be such at the time of its issue. Each such certificate shall bear the corporate seal of the Bank, shall recite on its fact that the stock represented thereby is transferable only upon the books of the Bank properly endorsed and shall recite such other information as is required by law and deemed appropriate by the Board. The corporate seal may be facsimile engraved or printed.

SECTION 5.02. STOCK ISSUE AND TRANSFER. The shares of stock of the Bank shall be transferable only upon the stock transfer books of the Bank and except as hereinafter provided, no transfer shall be made or new certificates issued except upon the surrender for cancellation of the certificate or certificates previously issued therefor. In the case of the loss, theft, or destruction of any certificate, a new certificate may be issued in place of such certificate upon the furnishing of any affidavit setting forth the circumstances of such loss, theft, or destruction and indemnity satisfactory to the Chairman of the Board, the President, or a Vice President. The Board of Directors, or the Chief Executive Officer, may authorize the issuance of a new certificate therefor without the furnishing of indemnity. Stock Transfer Books, in which all transfers of stock shall be recorded, shall be provided.

      The stock transfer books may be closed for a reasonable period and under such conditions as the Board of Directors may at any time determine for any meeting of shareholders, the payment of dividends or any other lawful purpose. In lieu of closing the transfer books, the Board may, in its discretion, fix a record date and hour constituting a reasonable period prior to the day designated for the holding of any meeting of the shareholders or the day appointed for the payment of any dividend or for any other purpose at the time as of which shareholders entitled to notice of and to vote at any such meeting or to receive such dividend or to be treated as shareholders for such other purpose shall be determined, and only shareholders of record at such time shall be entitled to notice of or to vote at such meeting or to receive such dividends or to be treated as shareholders for such other purpose.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

SECTION 6.01. SEAL. The impression made below is an impression of the seal adopted by the Board of Directors of BANK ONE, COLUMBUS, NATIONAL ASSOCIATION. The Seal may be affixed by any officer of the Bank to any document executed by an authorized officer on behalf of the Bank, and any officer may certify any act, proceedings, record, instrument or authority of the Bank.

SECTION 6.02. BANKING HOURS. Subject to ratification by the Executive Committee, the Bank and each of its Branches shall be open for business on such days and during such hours as the Chief Executive Officer of the Bank shall, from time to time, prescribe.

SECTION 6.03. MINUTE BOOK. The organization papers of this Bank, the Articles of Association, the returns of the judges of elections, the By-Laws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the Board of Directors, and reports of the committees of the Board of Directors shall be recorded in the minute book of the Bank. The minutes of each such meeting shall be signed by the presiding Officer and attested by the secretary of the meetings.

SECTION 6.04. AMENDMENT OF BY-LAWS. These By-Laws may be amended by vote of a majority of the Directors.

EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549


                                    CONSENT


The undersigned, designated to act as Trustee under the Indenture for Telxon Corporation described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.



                                Bank One, Columbus, NA

Dated:       February 14, 1996
                                By:  /s/ Ted Kravits
                                   -------------------------------
                                     /s/ Ted Kravits
                                   Authorized Signer

EXHIBIT 7

Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081
Expires March 31, 1996

Federal Financial Institutions Examination Council

[ logo ]                                                                 1
                                        Please refer to page i,
                                        Table of Contents, for
                                        the required disclosure
                                        of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031

                                                      (951231)
                                                    -----------
Report at the close of business December 31, 1995   (RCRI 9999)

This report is required by law: 12 U.S.C. (Section) 324 (State member banks); 12 U.S.C. (Section) 1817 (State nonmember banks);
and 12 U.S.C. (Section) 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consoli-dated foreign subsidiaries, or International Banking Facilities.


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Richard D. Nadler, Controller
  ---------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

 /s/ Richard D. Nadler
-----------------------------------------------
Signature of Officer Authorized to Sign Report

 1/29/96
-----------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Frederick L. Cullen
-----------------------------------------------
Director (Trustee)

/s/ William M. Bennett
-----------------------------------------------
Director (Trustee)

/s/ Alex Shumate
-----------------------------------------------
Director (Trustee)

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127
Espey Court. Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court,
Suite 204, Crofton, MD 21114.

FDIC Certificate Number  _____________
                          (RCRI 9050)


              Board of Governors of the Federal Reserve System,
                    Federal Deposit Insurance Corporation,
                  Office of the Comptroller of the Currency

                                                        FFIEC 031
                                                        Page i


Consolidated Reports of Condition and Income for                        2
A Bank With Domestic and Foreign Offices

   TABLE OF CONTENTS

   SIGNATURE PAGE                                       Cover
   REPORT OF INCOME
   Schedule RI-Income Statement                         RI-1, 2, 3
   Schedule RI-A-Changes in Equity Capital              RI-4
   Schedule RI-B--Charge-offs and Recoveries and
     Changes in Allowance for Loan and Lease
     Losses                                             RI-4, 5
   Schedule RI-C-Applicable Income Taxes by
     Taxing Authority                                   RI-5
   Schedule RI-D-Income from
     International Operations                           RI-6
   Schedule RI-E-Explanations                           RI-7, 8





   DISCLOSURE OF ESTIMATED BURDEN

   The estimated average burden associated with this information collection is
   31.6 hours per respondent and is estimated to vary from 15 to 225 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

   Secretary
   Board of Governors of the Federal Reserve System
   Washington, D.C. 20551

   Legislative and Regulatory Analysis Division
   Office of the Comptroller of the Currency
   Washington. D.C. 20219

   Assistant Executive Secretary
   Federal Deposit Insurance Corporation
   Washington, D.C. 20429

   REPORT OF CONDITION
   Schedule RC--Balance Sheet                           RC-1, 2
   Schedule RC-A-Cash and Balances Due
     From Depository Institutions                       RC-3
   Schedule RC-B--Securities                            RC-3, 4, 5
   Schedule RC-C-Loans and Lease Financing
     Receivables:
     Part I. Loans and Leases                           RC-6, 7
     Part II. Loans to Small Businesses and
       Small Farms (included in the forms for
      June 30 only)                                     RC-7a, 7b
   Schedule RC-D-Trading Assets and Liabilities
     (to be completed only by selected banks)           RC-8
   Schedule RC-E-Deposit Liabilities                    RC-9, 10, 11
   Schedule RC-F-Other Assets                           RC-11
   Schedule RC-G--Other Liabilities                     RC-11
   Schedule RC-H-Selected Balance Sheet Items
     for Domestic Offices                               RC-12
   Schedule RC-I-Selected Assets and Liabilities
     of IBFs                                            RC-13
   Schedule RC-K-Quarterly Averages                     RC-13
   Schedule RC-L-Off-Balance Sheet
     Items                                              RC-14, 15, 16
   Schedule RC-M--Memoranda                             RC-17, 18
   Schedule RC-N-Past Due and Nonaccrual
     Loans, Leases, and Other Assets                    RC-19, 20
   Schedule RC-0-Other Data for Deposit
     Insurance Assessments                              RC-21, 22
   Schedule RC-R-Risk-Based Capital                     RC-23, 24
   Optional Narrative Statement Concerning
     the Amounts Reported in the Reports
     of Condition and Income                            RC-25
   Special Report (to be completed by all banks)
   Schedule RC-J--Repricing Opportunities (sent only to
     and to be completed only by savings banks)



For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW,
Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                    Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                          Page RI-1
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1995-DECEMBER 31, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.



Schedule RI- - Income Statement

                                                                                                      ----
                                                                                                      1480  <-
                                                                                                      ----
                                        Dollar Amounts in Thousands                     RIAD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1. Interest income:                                                                     //////////////////
   a. Interest and fee income on loans:                                                 //////////////////
      (1) In domestic offices:                                                          //////////////////
        (a) Loans secured by real estate                                                4011       106,698      1.a.(1)(a)
        (b) Loans to depository institutions                                            4019             9      1.a.(1)(b)
        (c) Loans to finance agricultural production and other loans to farmers         4024           635      1.a.(1)(c)
        (d) Commercial and industrial loans                                             4012        56,589      1.a.(1)(d)
        (e) Acceptances of other banks                                                  4026             0      1.a.(1)(e)
        (f) Loans to individuals for household, family, and other personal expenditures://////////////////
            (1) Credit cards and related plans                                          4054       314,920      1.a.(1)(f)(1)
            (2) Other                                                                   4055        90,364      1.a.(1)(f)(2)
        (g) Loans to foreign governments and official institutions                      4056             0      1.a.(1)(g)
        (h) Obligations (other than securities and leases) of states and political      //////////////////
            subdivisions in the U.S.:                                                   //////////////////
            (1) Taxable obligations                                                     4503           122      1.a.(1)(h)(1)
            (2) Tax-exempt obligations                                                  4504         1,240      1.a.(1)(h)(2)
         (i) All other loans in domestic offices                                        4058         4,864      1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                 4059             0      1.a.(2)
   b. Income from lease financing receivables:                                          //////////////////
      (1) Taxable leases                                                                4505        48,748      1.b.(1)
      (2) Tax-exempt leases                                                             4307           377      1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                  //////////////////
      (1) In domestic offices                                                           4105             0      1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                 4106         1,642      1.c.(2)
   d. Interest and dividend income on securities:                                       //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation
          obligations                                                                   4027        34,861      1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:           //////////////////
         (a) Taxable securities                                                         4506             0      1.d.(2)(a)
         (b) Tax-exempt securities                                                      4507         3,426      1.d.(2)(b)
      (3) Other domestic debt securities                                                3657         1,848      1.d.(3)
      (4) Foreign debt securities                                                       3658           230      1.d.(4)
      (5) Equity securities (including investments in mutual funds)                     3659           231      1.d.(5)
   e.  Interest income from trading assets                                              4069             0      1.e.

   (1)    Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                    Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                          Page RI-2
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RI- - Continued

                                        Dollar Amounts in Thousands                          Year-to-Date
----------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                         RIAD  Bil Mil Thou
    f.  Interest income on federal funds sold and securities purchased under             //////////////////
        agreements to resell in domestic offices of the bank and of its Edge            //////////////////
        and Agreement subsidiaries, and in IBFs                                         4020        14,994       1.f.
    g.  Total interest income (sum of items 1.a through 1.f)                            4107       681,798       1.g.
 2. Interest expense:                                                                   //////////////////
    a.  Interest on deposits:                                                           //////////////////
       (1)  Interest on deposits in domestic offices:                                   //////////////////
          (a)  Transaction accounts (NOW accounts, ATS accounts, and                    //////////////////
               telephone and preauthorized transfer accounts)                           4508         7,799       2.a.(1)(a)
          (b)  Nontransaction accounts:                                                 /////////////////
            (1) Money market deposit accounts (MMDAs)                                   4509        46,379       2.a.(1)(b)(1)
            (2) Other savings deposits                                                  4511        22,405       2.a.(1)(b)(2)
            (3) Time certificates of deposit of $100,000 or more                        4174         4,626       2.a.(1)(b)(3)
            (4) All other time deposits                                                 4512        72,451       2.a.(1)(b)(4)
       (2)  Interest on deposits in foreign offices, Edge and Agreement                 //////////////////
            subsidiaries, and IBFs                                                      4172        25,989       2.a.(2)
    b.   Expense of federal funds purchased and securities sold under                   //////////////////
         agreements to repurchase in domestic offices of the bank and of its            //////////////////
         Edge and Agreement subsidiaries, and in IBFs                                   4180        57,653       2.b.
    c.   Interest on demand notes issued to the U.S. Treasury, trading                  //////////////////
         liabilities, and other borrowed money                                          4185        29,265       2.c.
    d.   Interest on mortgage indebtedness and obligations under capitalized            //////////////////
         leases                                                                         4072           394       2.d.
    e.   Interest on subordinated notes and debentures                                  4200        10,554       2.e.
    f.   Total interest expense (sum of items 2.a through 2.e)                          4073       277,515       2.f.
 3. Net interest income (item 1.g minus 2.f)                                            //////////////////  RIAD 4074 404,283   3.
 4. Provisions:                                                                         //////////////////
    a.   Provision for loan and lease losses                                            //////////////////  RIAD 4230 113,555   4.a.
    b.   Provision for allocated transfer risk                                          //////////////////  RIAD 4243       0   4.b.
 5. Noninterest income:                                                                 //////////////////
    a .  Income from fiduciary activities                                               4070        17,170       5.a.
    b.   Service charges on deposit accounts in domestic offices                        4080        34,541       5.b.
    c.   Trading gains (losses) and fees from foreign exchange transactions             4075         1,559       5.c.
    d.   Other foreign transaction gains (losses)                                       4076           327       5.d.
    e.   Other gains (losses) and fees from trading assets and liabilities              4077             0       5.e.
    f.   Other noninterest income:                                                      //////////////////
         (1)  Other fee income                                                          5407       326,590       5.f.(1)
         (2)  All other noninterest income*                                             5408        86,422       5.f.(2)
    g.   Total noninterest income (sum of items 5.a through 5.f)                        //////////////////  RIAD 4079 466,609   5.g
 6. a.   Realized gains (losses) on held-to-maturity securities                         //////////////////  RIAD 3521     53   6.a
    b.   Realized gains (losses) on available-for-sale securities                       //////////////////  RIAD 3196     0    6.b
 7. Noninterest expense:                                                                //////////////////
    a.   Salaries and employee benefits                                                 4135       132,928       7.a.
    b.   Expenses of premises and fixed assets (net of rental income)                   //////////////////
         (excluding salaries and employee benefits and mortgage interest)               4217        23,441       7.b.
    c.   Other noninterest expense*                                                     4092       412,812       7.c.
    d.   Total noninterest expense (sum of items 7.a through 7.c)                       //////////////////  RIAD 4093  569,181   7.d
 8. Income (loss) before income taxes and extraordinary items and other                 //////////////////
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)           //////////////////  RIAD 4301  188,209   8.
 9. Applicable income taxes (on item 8)                                                 //////////////////  RIAD 4302   62,302   9.
10. Income (loss) before extraordinary items and other adjustments (item 8              //////////////////
    minus 9)                                                                            //////////////////  RIAD 4300  125,907   10.

* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                    Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                          Page RI-3
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RI- - Continued
                                                                                             -------------
                                                                                              Year-to-Date
                                        Dollar Amounts in Thousands                     RIAD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------

11. Extraordinary items and other adjustments:                                          ///////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*                4310             0  11.a.
    b. Applicable income taxes (on item 11.a)*                                          4315             0  11.b.
    c. Extraordinary items and other adjustments, net of income taxes                   //////////////////
       (item 11.a minus 11.b)                                                           //////////////////  RIAD 4320        0 11.c.
12. Net income (loss) (sum of items 10 and 11.c)                                        //////////////////  RIAD 4340  125,907 12.


                                                                                                             ----
Memoranda                                                                                                    I481    <-
                                                                                                             ----
                                                                                                     Year-to-date
                                                        Dollar Amounts in Thousands             RIAD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after  //////////////////
    August 7, 1986, that is not deductible for federal income tax purposes                      4513           306   M.1.
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices        //////////////////
    (included in Schedule RI, item 8)                                                           8431           815   M.2.
3.  Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above    4309             0   M.3.
4.  To be completed only by banks with $1 billion or more in total assets:                      //////////////////
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary       //////////////////
    items and other adjustments" (item 8 above)                                                 1244         3,042   M.4.
5.  Number of full-time equivalent employees on payroll at end of current period (round to      ////        Number
    nearest whole number)                                                                       4150         3,480   M.5.
6.  Not applicable                                                                              //////////////////
7.  If the reporting bank has restated its balance sheet as a result of applying push down      ////      MM DD YY
    accounting this calendar year, report the date of the bank's acquisition                    9106      00/00/00   M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)        //////////////////
    (included in Schedule RI, items 5.c and 5.e):                                               ////  Bil Mil Thou
    a. Interest rate exposures                                                                  8757             0   M.8.a.
    b. Foreign exchange exposures                                                               8758             0   M.8.b.
    c. Equity security and index exposures                                                      8759             0   M.8.c.
    d. Commodity and other exposures                                                            8760             0   M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:     //////////////////
    a. Net increase (decrease) to interest income                                               8761       (14,179)  M.9.a.
    b. Net (increase) decrease to interest expense                                              8762           504   M.9.b.
    c. Other (noninterest) allocations                                                          8763         6,179   M.9.c.


*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                    Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                          Page RI-4
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RI-A - - Changes in Equity Capital

Indicate decrease and losses in parentheses.

                                                                                                           --------
                                                                                                              I483      <-
                                                                                                           --------
                                        Dollar Amounts in Thousands                              RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1994, Reports of Condition      //////////////////
    and Income                                                                                   3215       533,224      1.
2.  Equity capital adjustments from amended Reports of Income, net*                              3216             0      2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)                         3217       533,224      3.
4.  Net income (loss) (must equal Schedule RI, item 12)                                          4340       125,907      4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net                           4346             0      5.
6.  Changes incident to business combinations, net                                               4356             0      6.
7.  LESS: Cash dividends declared on preferred stock                                             4470             0      7.
8.  LESS: Cash dividends declared on common stock                                                4460       160,000      8.
9.  Cumulative effect of changes in accounting principles from prior years*                      //////////////////
    (see instructions for this schedule)                                                         4411             0      9.
10. Corrections of material accounting errors from prior years* (see instructions for this
    schedule)                                                                                    4412             0     10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities             8433         2,061     11.
12. Foreign currency translation adjustments                                                     4414             0     12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)     4415             0     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal           //////////////////
    Schedule RC, item 28)                                                                        3210       501,192     14.

------------------------------

* Describe on Schedule RI-E--Explanations.


Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                         ------
                                                                                                          I486       <-
                                                                        ---------------------------------------
                                                                            (Column A)           (Column B)
                                                                            Charge-offs          Recoveries
                                                                        ---------------------------------------
                                                                                Calendar year-to-date
                                                                        ---------------------------------------
                        Dollar Amounts in Thousands                     RIAD  Bil Mil Thou    RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                                       //////////////////    //////////////////
    a. To U.S. addressees (domicile)                                    4651        2,666     4661         4,248        1.a.
    b. To non-U.S. addressees (domicile)                                4652            0     4662             0        1.b.
2.  Loans to depository institutions and acceptances of other banks:    //////////////////    //////////////////
    a. To U.S. banks and other U.S. depository institutions             4653            0     4663             0        2.a.
    b. To foreign banks                                                 4654            0     4664             0        2.b.
3.  Loans to finance agricultural production and other loans to farmers 4655            0     4665             9        3.
4.  Commercial and industrial loans:                                    //////////////////    //////////////////
    a. To U.S. addressees (domicile)                                    4645        1,112     4617         2,093        4.a.
    b. To non-U.S. addressees (domicile)                                4646            0     4618             0        4.b.
5.  Loans to individuals for household, family, and other personal      //////////////////    //////////////////
    expenditures:                                                       //////////////////    //////////////////
    a. Credit cards and related plans                                   4656       78,408     4666        13,108        5.a.
    b. Other (includes single payment, installment, and all student
       loans)                                                           4657       29,462     4667        10,694        5.b.
6.  Loans to foreign governments and official institutions              4643            0     4627             0        6.
7.  All other loans                                                     4644          211     4628            68        7.
8.  Lease financing receivables:                                        //////////////////    //////////////////
    a. Of U.S. addressees (domicile)                                    4658           769    4668           320        8.a.
    b. Of non-U.S. addressees (domicile)                                4659             0    4669             0        8.b.
9.  Total (sum of items 1 through 8)                                    4635       112,628    4605        30,540        9.



                                                                 6



Legal Title of Bank:    BANK ONE, COLUMBUS, NA                  Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                         Page RI-5
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559
Schedule RI-B- -Continued

Part I. Continued


                                                                        ------------------------------------------
                                                                           (Column A)              (Column B)
                                                                           Charge-offs             Recoveries
                                                                        ------------------------------------------
Memoranda                                                                         Calendar year-to-date
                                                                        ------------------------------------------
                                        Dollar Amounts in Thousands     RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1-3.  Not applicable                                                    //////////////////       //////////////////
4. Loans to finance commercial real estate, construction, and land      //////////////////       //////////////////
   development activities (not secured by real estate) included in      //////////////////       //////////////////
   Schedule RI-B, part I, items 4  and 7, above                         5409           211       5410             0     M.4.
5. Loans secured by real estate in domestic offices (included in        //////////////////       //////////////////
   Schedule RI-B, part I, item 1, above):                               //////////////////       //////////////////
   a.   Construction and land development                               3582           387       3583             4     M.5.a.
   b.   Secured by farmland                                             3584             0       3585            11     M.5.b.
   c.   Secured by 1-4 family residential properties:                   //////////////////       //////////////////
        (1) Revolving, open-end loans secured by 1-4 family residential //////////////////       //////////////////
            properties and extended under lines of credit               5411         1,116       5412            58     M.5.c.(1)
        (2) All other loans secured by 1-4 family residential properties5413           777       5414           328     M.5.c.(2)
   d.   Secured by multifamily (5 or more) residential properties       3588             0       3589           470     M.5.d.
   e.   Secured by nonfarm nonresidential properties                    3590           386       3591         3,377     M.5.e.




Part II. Changes in Allowance for Loan and Lease Losses
                                        Dollar Amounts in Thousands                             RIAD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income        3124      120,654       1.
2. Recoveries (must equal part I, item 9, column B above)                                       4605       30,540       2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)                                4635      112,628       3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)                       4230      113,555       4.
5. Adjustments* (see instructions for this schedule)                                            4815            0       5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,            /////////////////
   item 4.b)                                                                                    3123      152,121       6.

*Describe on Schedule RI-E--Explanations.



Schedule RI-C- -Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.
                                                                                                         --------
                                                                                                             I489   <-
                                                                                                         --------
                                        Dollar Amounts in Thousands                             RIAD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1.   Federal                                                                                    4780       61,344       1.
2.   State and local                                                                            4790          958       2.
3.   Foreign                                                                                    4795            0       3.
4.   Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)         4770       62,302       4.
5.   Deferred portion of item 4                                           RIAD 4772   17,848    //////////////////      5.

                                                                 7

Legal Title of Bank:    BANK ONE, COLUMBUS, NA                  Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                         Page RI-6
City, State  Zip:       Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

Schedule RI-D- - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations
                                                                                                                      ----
                                                                                                                      I492      <-
                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                        ------------------
                                                                     Dollar Amounts in Thousands        RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,              //////////////////
   and IBFs:                                                                                            //////////////////
   a. Interest income booked                                                                            4837         1,872   1.a.
   b. Interest expense booked                                                                           4838        25,989   1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and               //////////////////
      IBFs (item 1.a minus 1.b)                                                                         4839       (24,117)  1.c.
2. Adjustments for booking location of international operations:                                        //////////////////
   a. Net interest income attributable to international operations booked at domestic offices           4840             0   2.a.
   b. Net interest income attributable to domestic business booked at foreign offices                   4841             0   2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)                                              4842             0   2.c.
3. Noninterest income and expense attributable to international operations:                             //////////////////
   a. Noninterest income attributable to international operations                                       4097             0   3.a.
   b. Provision for loan and lease losses attributable to international operations                      4235             0   3.b.
   c. Other noninterest expense attributable to international operations                                4239             0   3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus         //////////////////
      3.b and 3.c)                                                                                      4843             0   3.d.
4. Estimated pretax income attributable to international operations before capital allocation           //////////////////
   adjustment (sum of items 1.c, 2.c, and 3.d)                                                          4844       (24,117)  4.
5. Adjustment to pretax income for internal allocations to international operations to reflect          //////////////////
   the effects of equity capital on overall bank funding costs                                          4845             0   5.
6. Estimated pretax income attributable to international operations after capital allocation            //////////////////
   adjustment (sum of items 4 and 5)                                                                    4846       (24,117)  6.
7. Income taxes attributable to income from international operations as estimated in item 6             4797        (8,441)  7.
8. Estimated net income attributable to international operations (item 6 minus 7)                       4341       (15,676)  8.



Memoranda
                                                                     Dollar Amounts in Thousands        RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above                                              4847            0    M.1.
2. Intracompany interest expense included in item 1.b above                                             4848            0    M.2.



Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts



                                                                                                              Year-to-date
                                                                                                        ------------------
                                                                     Dollar Amounts in Thousands        RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs                                                                       4849             0   1.
2. Interest expense booked at IBFs                                                                      4850             0   2.
3. Noninterest income attributable to international operations booked at domestic offices               //////////////////
   (excluding IBFs):                                                                                    //////////////////
   a. Gains (losses) and extraordinary items                                                            5491             0   3.a.
   b. Fees and other noninterest income                                                                 5492             0   3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic      //////////////////
   offices (excluding IBFs)                                                                             4852             0   4.
5. Other noninterest expense attributable to international operations booked at domestic offices        //////////////////
   (excluding IBFs)                                                                                     4853             0   5.


                                                                 8

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                            Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                  Page RI-7
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559


Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and R-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                     ----
                                                                                                                     I495    <-
                                                                                                                     ----
                                                                                                             Year-to-date
                                                                                                        -----------------
                                                                        Dollar Amounts in Thousands     RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))                                       //////////////////
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2)                                         //////////////////
    a.  Net gains on other real estate owned                                                            5415             0   1.a.
    b.  Net gains on sales of loans                                                                     5416             0   1.b.
    c.  Net gains on sales of premises and fixed assets                                                 5417             0   1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,                //////////////////
    item 5.f.(2)                                                                                        //////////////////
    d.  TEXT 4461   Card Processing Income                                                              4461        68,043   1.d.
    e.  TEXT 4462                                                                                       4462                 1.e.
    f.  TEXT 4463                                                                                       4463                 1.f.
2.  Other noninterest expense (from Schedule RI, item 7.c):                                             //////////////////
    a.  Amortization expense of intangible assets                                                       4531         7,278   2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                            //////////////////
    b.  Net losses on other real estate owned                                                           5418             0   2.b.
    c.  Net losses on sales of loans                                                                    5419             0   2.c.
    d.  Net losses on sales of premises and fixed assets                                                5420             0   2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,                //////////////////
    item 7.c:                                                                                           //////////////////
    e.  TEXT 4464   Card Processing Expense                                                             4464       116,516   2.e.
    f.  TEXT 4467   Card Servicing Expense                                                              4467        51,603   2.f.
    g.  TEXT 4468   Communication Expense                                                               4468        43,830   2.g.
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable              //////////////////
    income tax effect (from Schedule RI), item 11.b) (itemize and describe all extraordinary            //////////////////
    items and other adjustments):                                                                       //////////////////
    a.  (1)  TEXT 4469                                                                                  4469                3.a.(1)
        (2)  Applicable income tax effect                               RIAD 4486                       //////////////////  3.a.(2)
    b.  (1)  TEXT 4487                                                                                  4487                3.b.(1)
        (2)  Applicable income tax effect                               RIAD 4488                       //////////////////  3.b.(2)
    c.  (1)  TEXT 4489                                                                                  4489                3.c.(1)
        (2)  Applicable income tax effect                               RIAD 4491                       //////////////////  3.c.(2)
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)              //////////////////
    (itemize and describe all adjustments):                                                             //////////////////
    a. TEXT 4492                                                                                        4492                4.a.
    b. TEXT 4493                                                                                        4493                4.b.
5.  Cumulative effect of changes in accounting principles from prior years                              //////////////////
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           //////////////////
    a. TEXT 4494                                                                                        4494                5.a.
    b. TEXT 4495                                                                                        4495                5.b.
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)            //////////////////
    (itemize and describe all corrections):                                                             //////////////////
    a. TEXT 4496                                                                                        4496                6.a.
    b. TEXT 4497                                                                                        4497                6.b.

                                                                 9


Legal Title of Bank:     BANK ONE, COLUMBUS, NA   Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                 100 East Broad Street                                          Page RI-8
City, State:             Columbus, OH
Zip:                     43271-1066
FDIC Certificate No.:    06559



Schedule RI-E--Continued                                                                                     ------------
                                                                                                             Year-to-date
                                                                                                      -------------------
                                                           Dollar Amounts in Thousands                RIAD  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------
7.   Other transactions with parent holding company (from Schedule RI-A, item 13)                     ///////////////////
     (itemize and describe all such transactions):                                                    ///////////////////
     a.   TEXT 4498                                                                                   4498                 7.a.
     b.   TEXT 4499                                                                                   4499                 7.b.
8.   Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)         ///////////////////
     (itemize and describe all adjustments):                                                          ///////////////////
     a.   TEXT 4521                                                                                   4521                 8.a.
     b.   TEXT 4522                                                                                   4522                 8.b.
9.   Other explanations (the space below is provided for the bank to briefly                          I498         I499    <-
     describe, at its option, any other significant items affecting the Report of Income):
     No comment [] (RIAD 4769)
     Other explanations (please type or print clearly):
     (TEXT 4769)



Legal Title of Bank:      BANK ONE, COLUMBUS, NA       Call Date:  12/31/95  ST-BK: 39-1580    FFIEC 031
Address:                  100 East Broad Street                                                Page RC-1
City, State:              Columbus, OH
Zip:                      43271-1066
FDIC Certificate No.:     06559

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the Last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                    ----
                                                                                                                    C400    <-
                                                                                                     -------------------
                                                                 Dollar Amounts in Thousands         RCFD  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                               //////////////////
   1.  Cash and balances due from depository institutions (from Schedule RC-A):                      //////////////////
       a.  Noninterest-bearing balances and currency and coin(1)                                     0081       610,984      1.a.
       b.  Interest-bearing balances(2)                                                              0071             0      1.b.
   2.  Securities:                                                                                   //////////////////
       a.  Held-to-maturity securities (from Schedule RC-B, column A)                                1754        47,212      2.a.
       b.  Available-for-sale securities (from Schedule RC-B, column D)                              1773       441,164      2.b.
   3.  Federal funds sold and securities purchased under agreements to resell                        //////////////////
       in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:      //////////////////
       a.  Federal funds sold                                                                        0276       202,693      3.a.
       b.  Securities purchased under agreements to resell                                           0277             0      3.b.
   4.  Loans and lease financing receivables:                                                        //////////////////
       a.  Loans and leases, net of unearned income (from Schedule RC-C)     RCFD 2122    6,028,178  //////////////////      4.a.
       b.  LESS: Allowance for loan and lease losses                         RCFD 3123     152,121   //////////////////      4.b.
       c.  LESS: Allocated transfer risk reserve                             RCFD 3128           0   //////////////////      4.c.
       d.  Loans and leases, net of unearned income,                                                 //////////////////
           allowance, and reserve (item 4.a minus 4.b and 4.c)                                       2125     5,876,057      4.d.
   5.  Trading assets (from Schedule RC-D)                                                           3545             0      5.
   6.  Premises and fixed assets (including capitalized leases)                                      2145        62,570      6.
   7.  Other real estate owned (from Schedule RC-M)                                                  2150         2,032      7.
   8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)      2130           438      8.
   9.  Customers' liability to this bank on acceptances outstanding                                  2155         4,862      9.
  10.  Intangible assets (from Schedule RC-M)                                                        2143        40,428     10.
  11.  Other assets (from Schedule RC-F)                                                             2160       380,758     11.
  12.  Total assets (sum of items 1 through 11)                                                      2170     7,669,198     12.
_______________

  (1) Includes cash items in process of collection and unposted debits.
  (2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:       BANK ONE, COLUMBUS, NA                      Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                   100 East Broad Street                                                             Page RC-2
City, State:               Columbus, OH
Zip:                       43271-1066
FDIC Certificate No.:      06559


Schedule RC--Continued
                                                               Dollar Amounts in Thousands         ///////// Bil Mil Thou
LIABILITIES                                                                                        //////////////////////
13.    Deposits:                                                                                   //////////////////////
       a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E,               //////////////////////
           part I)                                                                                 RCON 2200    4,288,945   13.a.
          (1)  Noninterest-bearing(1)                                 RCON 6631   1,337,211       ///////////////////////   13.a.(1)
          (2)  Interest-bearing                                       RCON 6636   2,951,734       ///////////////////////   13.a.(2)
       b. In foreign offices, Edge and Agreement subsidiaries, and IBFS (from Schedule RC-E,      ///////////////////////
          part II)                                                                                 RCFN 2200      663,007   13.b.
          (1)  Noninterest-bearing                                    RCFN 6631           0       ///////////////////////   13.b.(1)
          (2)  Interest-bearing                                       RCFN 6636     663,007       ///////////////////////   13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase in domestic     ///////////////////////
       offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               ///////////////////////
       a. Federal funds purchased                                                                  RCFD 0278      967,674   14.a.
       b. Securities sold under agreements to repurchase                                           RCFD 0279            0   14.b.
15.    a. Demand notes issued to the U.S. Treasury                                                 RCON 2840       27,548   15.a.
       b. Trading liabilities (from Schedule RC-D)                                                 RCFD 3548            0   15.b.
16.    Other borrowed money:                                                                      ///////////////////////
       a. With original maturity of one year or less                                               RCFD 2332      739,797   16.a.
       b. With original maturity of more than one year                                             RCFD 2333       52,226   16.b.
17.    Mortgage indebtedness and obligations under capitalized leases                              RCFD 2910        4,122   17.
18.    Bank's liability on acceptances executed and outstanding                                    RCFD 2920        4,862   18.
19.    Subordinated notes and debentures                                                           RCFD 3200      189,240   19.
20.    Other liabilities (from Schedule RC-G)                                                      RCFD 2930      230,585   20.
21.    Total liabilities (sum of items 13 through 20)                                              RCFD 2948    7,168,006   21.
                                                                                                  ///////////////////////
22.    Limited-life preferred stock and related surplus                                            RCFD 3282            0   22.
EOUITY CAPITAL                                                                                    ///////////////////////
23.    Perpetual preferred stock and related surplus                                               RCFD 3838            0   23.
24.    Common stock                                                                                RCFD 3230       20,738   24.
25.    Surplus (exclude all surplus related to preferred stock)                                    RCFD 3839      107,356   25.
26.    a. Undivided profits and capital reserves                                                   RCFD 3632      371,367   26.a.
       b. Netunrealized holding gains (losses) on available-for-sale securities                    RCFD 8434        1,731   26.b.
27.    Cumulative foreign currency translation adjustments                                         RCFD 3284            0   27.
28.    Total  equity capital (sum of items 23 through 27)                                          RCFD 3210      501,192   28.
29.    Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  ///////////////////////
        and 28)                                                                                    RCFD 3300    7,669,198   29.


Memorandum
To be reported only with the March Report of Condition.
 1.    Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
       bank by independent external                                                                                Number
       auditors as of any date during 1994                                                                    RCFD 6724  N/A   M.1.

1 =    Independent  audit of the  bank conducted  in  accordance             4 =  Directors'  examination  of the  bank
       with generally accepted auditing standards by a certified                  performed  by other external  auditors
       public accounting firm which submits a report on the bank                  (may  be required  by state
2 =    Independent  audit of the  bank's parent  holding company                  chartering authority)
       conducted in accordance with  generally accepted auditing             5 =  Review of  the bank's  financial
       standards  by a certified  public  accounting  firm which                  statements  by  external auditors
       submits a  report  on the  consolidated  holding  company             6 =  Compilation of the bank's financial
       (but not on the bank separately)                                           statements by external auditors
3 =    Directors'   examination  of   the  bank   conducted   in             7 =  Other  audit procedures  (excluding
       accordance  with generally  accepted  auditing  standards                  tax  preparation work)
       by a certified public accounting firm (may be required by             8 =  No external audit work
       state chartering authority)


____________________

(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.


Legal Title of Bank:     BANK ONE, COLUMBUS, NA                               Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                 100 East Broad Street                                                                      Page RC-3
City, State:             Columbus, OH
Zip:                     43271-1066
FDIC Certificate No.:    06559


Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                      ----
                                                                                                                      C405     <-
                                                                                    ----------------------------------------
                                                                                         (Column  A)          (CoLumn B)
                                                                                        Consolidated           Domestic
                                                                                             Bank              Offices
                                                                                    ----------------------------------------
                                                    Dollar Amounts in Thousands     RCFD  BiL Mil Thou   RCON   Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and           //////////////////   //////////////////
   coin                                                                             0022       572,393   //////////////////    1.
   a.  Cash items in process of collection and unposted debits                      //////////////////   0020       509,914    1.a.
   b.  Currency and coin                                                            //////////////////   0080        62,479    1.b.
2. Balances due from depository institutions in the U.S                             //////////////////   0082         4,880    2.
   a.  U.S. branches and agencies of foreign banks (including their IBFs)           0083             0   //////////////////    2.a.
   b.  Other commerciaL banks in the U.S. and other depository institutions         //////////////////   //////////////////
       in the U.S. (including their IBFs)                                           0085         4,880   //////////////////    2.b.
3. Balances due from banks in foreign countries and foreign central banks           //////////////////   0070         3,686    3.
   a.  Foreign branches of other U.S. banks                                         0073             0   //////////////////    3.a.
   b.  Other banks in foreign countries and foreign central banks                   0074         3,686   //////////////////    3.b.
4. Balances due from Federal Reserve Banks                                          0090        30,025   0090        30,025    4.
5. Total (sum of items 1 through 4) (total of column A must equal                   //////////////////   //////////////////
   Schedule RC, sum of items 1.a and 1.b)                                           0010       610,984   0010       610,984    5.


                                                                                                        -------------------
Memorandum                                                   Dollar Amount  in Thousands                RCON  Bil Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the                                       ///////////////////
U.S. (included in item 2, column B above)                                                               0050          4,880    M.1.


Schedule RC-B- -Securities

Exclude assets held for trading.
                                                                                                                      ----
                                                                                                                      C410  <-
                                            ---------------------------------------------------------------------------------
                                                          Held-to-maturity                       Available-for-sale
                                            ---------------------------------------------------------------------------------
                                                 (Column A)          (Column B)           (Column C)          (Column D)
                                               Amortized Cost        Fair Value          Amortized Cost       Fair Value(1)
                                            -------------------- -------------------- -------------------- -------------------
        Dollar Amounts in Thousands          RCFD  Bil Mil Thou  RCFD  BiL Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou
------------------------------------------  -------------------- -------------------- -------------------- -------------------
1.   U.S. Treasury securities                0211             0  0213             0   1286       70,735    1287       71,201   1.
2.   U.S. Government agency                  //////////////////  //////////////////   /////////////////    /////////////////
     and corporation obligations             //////////////////  //////////////////   /////////////////    /////////////////
     (exclude mortgage-backed                //////////////////  //////////////////   /////////////////    /////////////////
     securities):                            //////////////////  //////////////////   /////////////////    /////////////////
     a . Issued by U.S. Govern-              //////////////////  //////////////////   /////////////////    /////////////////
         ment agencies(2)                    1289             0  1290             0   1291            0    1293            0   2.a.
     b. Issued by U.S.                       //////////////////  //////////////////   /////////////////    /////////////////
        Government-sponsored                 //////////////////  //////////////////   /////////////////    /////////////////
        agencies(3)                          1294             0  1295             0   1297      316,148    1298      317,886   2.b.

___________________________

(1)  Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2)  Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime
     Administration obligations, and Export-Import Bank participation certificates.
(3)  Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal
     Home Loan Mortgage Corporation, the Federal National Mortgage Association,
     the Financing Corporation, Resolution Funding Corporation, the Student Loan
     Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:      BANK ONE, COLUMBUS, NA         Call Date:  12/31/95  ST-BK: 39-1550    FFIEC 031
Address:                  100 East Broad Street                                                  Page RC-4
City, State:              Columbus, OH
Zip:                      43271-1066
FDIC Certificate No.:     06559

Schedule RC-B--Continued

                                         ---------------------------------------------------------------------------------
                                                   Held-to-maturity                         Available-for-sale
                                         ---------------------------------------------------------------------------------
                                             (Column A)           (Column B)            (Colum C)          (Column D)
                                           Amortized Cost         Fair Value          Amortized Cost      Fair Value(1)
                                         ------------------   ------------------    ------------------  ------------------
Dollar Amounts in Thousands              RCFD  Bil Mil Thou   RCFD  Bil Mil Thou    RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
---------------------------------------  ------------------   ------------------    ------------------  ------------------
3. Securities issued by states           //////////////////   //////////////////    //////////////////  //////////////////
   and political subdivisions            //////////////////   //////////////////    //////////////////  //////////////////
   in the U.S.:                          //////////////////   /////////////////     //////////////////  //////////////////
   a.  General obligations               1676        12,195   1677        16,673    1678             0  1679             0   3.a.
   b.  Revenue obligations               1681        17,907   1686        15,889    1690           645  1691           658   3.b.
   c.  Industrial development            //////////////////   //////////////////    //////////////////  //////////////////
       and similar obligations           1694         9,560   1695         9,639    1696             0  1697             0   3.c.
4. Mortgage-backed                       //////////////////   //////////////////    //////////////////  //////////////////
   securities (MBS):                     //////////////////   //////////////////    //////////////////  //////////////////
   a.  Pass-through securities:          //////////////////   //////////////////    //////////////////  //////////////////
       (1) Guaranteed by                 //////////////////   //////////////////    //////////////////  //////////////////
           GNMA                          1698             0   1699             0    1701             0  1702             0   4.a.(1)
       (2) Issued by FNMA                //////////////////   //////////////////    //////////////////  //////////////////
           and FHLMC                     1703             0   1705             0    1706        16,199  1707        16,395   4.a.(2)
       (3) Other pass-through            //////////////////   //////////////////    //////////////////  //////////////////
           securities                    1709         4,800   1710         4,655    1711         6,709  1713         6,882   4.a.(3)
   b.  Other mortgage-backed             //////////////////   //////////////////    //////////////////  //////////////////
       securities (include CMOs,         //////////////////   //////////////////    //////////////////  //////////////////
       REMICs, and stripped              //////////////////   //////////////////    //////////////////  //////////////////
       MBS):                             //////////////////   //////////////////    //////////////////  //////////////////
       (1) Issued or guaranteed          //////////////////   //////////////////    //////////////////  //////////////////
           by FNMA, FHLMC,               //////////////////   //////////////////    //////////////////  //////////////////
           or GNMA                       1714             0   1715             0    1716        23,312  1717        23,366   4.b.(1)
       (2) Collateralized                //////////////////   //////////////////    //////////////////  //////////////////
           by MBS issued or              //////////////////   //////////////////    //////////////////  //////////////////
           guaranteed by FNMA            //////////////////   //////////////////    //////////////////  /////////////////
           FHLMC, or GNMA                1718             0   1719             0    1731             0  1732             0   4.b.(2)
       (3) All other mortgage-           //////////////////   //////////////////    //////////////////  //////////////////
           backed securities             1733             0   1734             0    1735           248  1736           249   4.b.(3)
5. Other debt securities:                //////////////////   //////////////////    //////////////////  //////////////////
   a.  Other domestic debt               //////////////////   //////////////////    //////////////////  //////////////////
       securities                        1737             0   1738             0    1739           661  1741           683   5.a.
   b.  Foreign debt                      //////////////////   //////////////////    //////////////////  //////////////////
       securities                        1742         2,750   1743         2,750    1744             0  1746             0   5.b.
6. Equity securities:                    //////////////////   //////////////////    //////////////////  //////////////////
   a.  Investments in mutual             //////////////////   //////////////////    //////////////////  //////////////////
       funds                             //////////////////   //////////////////    1747             0  1748             0   6.a.
   b.  Other equity securities           //////////////////   //////////////////    //////////////////  //////////////////
       with readily determin-            //////////////////   //////////////////    //////////////////  //////////////////
       able fair values                  //////////////////   //////////////////    1749             0  1751             0   6.b
   c.  All other equity                  //////////////////   //////////////////    //////////////////  //////////////////
       securities(1)                     //////////////////   //////////////////    1752         3,844  1753         3,844   6.c.
7. Total (sum of items 1                 //////////////////   //////////////////    //////////////////  //////////////////
   through 6) (total of                  //////////////////   //////////////////    //////////////////  //////////////////
   column A must equal                   //////////////////   //////////////////    //////////////////  //////////////////
   Schedule RC, item 2.a)                //////////////////   //////////////////    //////////////////  //////////////////
   (total of column D must               //////////////////   //////////////////    //////////////////  //////////////////
   equal Schedule RC,                    //////////////////   //////////////////    //////////////////  //////////////////
   item 2.b)                             1754        47,212   1771        49,606    1772       438,501  1773       441,164   7.

___________________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:    BANK ONE, COLUMBUS, NA                         Call Date:  12/31/95   ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                 Page RC-5
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

Schedule RC-B--Continued

Memoranda                                                                                                           ----
                                                                                                                    C412    <-
                                                                                                                    ----
                                                                    Dollar Amounts in Thousands      RCFD   Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Pledged securities(2)                                                                            0416        448,695   M.1.
2.  Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status): ///////////////////
    a. Fixed rate debt securities with a remaining maturity of:                                      ///////////////////
       (1) Three months or less                                                                      0343         52,739   M.2.a.(1)
       (2) Over three months through 12 months                                                       0344          1,067   M.2.a.(2)
       (3) Over one year through five years                                                          0345         96,768   M.2.a.(3)
       (4) Over five years                                                                           0346         36,183   M.2.a.(4)
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)         0347        186,757   M.2.a.(5)
    b. Floating rate debt securities with a repricing frequency of:                                  ///////////////////
      (1)  Quarterly or more frequently                                                              4544        294,697   M.2.b.(1)
      (2)  Annually or more frequently, but less frequently than quarterly                           4545          2,250   M.2.b.(2)
      (3)  Every five years or more frequently, but less frequently than annually                    4551              0   M.2.b.(3)
      (4)  Less frequently than every five years                                                     4552            828   M.2.b.(4)
      (5)  Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))     4553        297,775   M.2.b.(5)
    c. Total debt Securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total         ///////////////////
       debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus          ///////////////////
       nonaccrual debt securities included in Schedule RC-N, item 9, column C)                       0393        484,532   M.2.c.
3.  Not applicable                                                                                   ///////////////////
4.  Held-to-maturity debt securities restructured and in compliance with modified terms (included    ///////////////////
    in Schedule RC-B, items 3 through 5, column A, above)                                            5365              0   M.4.
5.  Not applicable                                                                                   ///////////////////
6.  Floating rate debt securities with a remaining maturity of one year or less (2)(5) (to be        ///////////////////
    completed by all banks)                                                                          5519        150,003   M.6.
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or       ///////////////////
    trading securities during the calendar year-to-date (report the amortized cost at date of sale   ///////////////////
    or transfer)                                                                                     1778         27,357   M.7.
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale           ///////////////////
    accounts in Schedule RC-B, item 4.b):                                                            ///////////////////
    a.  Amortized cost                                                                               8780              0   M.8.a.
    b.  Fair value                                                                                   8781              0   M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in            ///////////////////
    Schedule RC-B, items 2, 3, and 5):                                                               ///////////////////
    a.  Amortized cost                                                                               8782         18,655   M.9.a.
    b.  Fair value                                                                                   8783         18,767   M.9.b.

____________________

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities,  e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(5) For commercial banks, the debt securities included in Memorandum item 6 will also have been reported in
    Memorandum item 2.b above. For savings banks, the debt securities included in Memorandum item 6 will also have been reported in supplemental Schedule RC-J, part I, item 4. Savings banks should note that available-for-sale debt securities are reported at fair value in Memorandum item 6 and at amortized cost in Schedule RC-J.



Legal Title of Bank:              BANK ONE, COLUMBUS, NA                          Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                          100 East Broad Street                                                                 Page RC-6
City, State:                      Columbus, OH
Zip:                              43271-1066
FDIC Certificate No.:             06559

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income: Exclude assets held for trading:

                                                                                                                   ----
                                                                                                                   C415      <-
                                                                                            ---------------------------
                                                                                    (Column A)           (Column B)
                                                                                   Consolidated           Domestic
                                                                                       Bank               Offices
                                                                               ----------------------------------------
                                                 Dollar Amounts in Thousands   RCFD   Bil Mil Thou   RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1:  Loans secured by real estate                                               1410      1,222,835   //////////////////   1.
    a.  Construction and land development                                      ///////////////////   1415       143,807   1.a.
    b.  Secured by farmland (including farm residential and other              ///////////////////   //////////////////
        improvements)                                                          ///////////////////   1420         6,721   1.b.
    c.  Secured by 1-4 family residential properties:                          ///////////////////   //////////////////
         (1) Revolving, open-end loans secured by 1-4 family residential       ///////////////////   //////////////////
             properties and extended under lines of credit                     ///////////////////   1797       395,209   1.c.(1)
         (2) All other loans secured by 1-4 family residential properties:     ///////////////////   //////////////////
             (a) Secured by first liens                                        ///////////////////   5367       182,782   1.c.(2)(a)
             (b) Secured by junior liens                                       ///////////////////   5368       109,796   1.c.(2)(b)
    d.  Secured by multifamily (5 or more) residential properties              ///////////////////   1460        37,034   1.d.
    e.  Secured by nonfarm nonresidential properties                           ///////////////////   1480       347,486   1.e.
2.  Loans to depository institutions:                                          ///////////////////   //////////////////
    a.  To commercial banks in the U.S                                         ///////////////////   1505            98   2.a.
        (1) To U.S. branches and agencies of foreign banks                     1506              0   //////////////////   2.a.(1)
        (2) To other commercial banks in the U.S                               1507             98   //////////////////   2.a.(2)
    b.  To other depository institutions in the U.S                            1517            132   1517           132   2.b.
    c.  To banks in foreign countries                                          ///////////////////   1510           155   2.c.
        (1) To foreign branches of other U.S. banks                            1513              0   //////////////////   2.c.(1)
        (2) To other banks in foreign countries                                1516            155   //////////////////   2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers        1590          6,619   1590         6,619   3.
4.  Commercial and industrial loans:                                           ///////////////////   //////////////////
    a.  To U.S. addressees (domicile)                                          1763        736,043   1763       736,043   4.a.
    b.  To non-U.S. addressees (domicile)                                      1764              0   1764             0   4.b.
5.  Acceptances of other banks:                                                ///////////////////   //////////////////
    a.  of U.S. banks                                                          1756              0   1756             0   5.a.
    b.  of foreign banks                                                       1757              0   1757             0   5.b.
6.  Loans to individuals for household, family, and other personal             ///////////////////   //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper)             ///////////////////   1975     3,186,879   6.
    a.  Credit cards and related plans (includes check credit and other        ///////////////////   //////////////////
        revolving credit plans)                                                2008      2,537,878   //////////////////  6.a.
    b.  Other (includes single payment, installment, and all student loans)    2011        649,001   //////////////////  6.b.
7.  Loans to foreign governments and official institutions (including          ///////////////////   //////////////////
    foreign central banks)                                                     2081              0   2081             0  7.
8.  obligations (other than securities and leases) of states and political     ///////////////////   //////////////////
    subdivisions in the U.S. (includes nonrated industrial development         ///////////////////   //////////////////
    obligations)                                                               2107         18,510   2107        18,510  8.
9.  Other loans                                                                1563        141,198   //////////////////  9.
    a.  Loans for purchasing or carrying securities (secured and unsecured)    ///////////////////   1545         9,708  9.a.
    b.  All other loans (exclude consumer loans)                               ///////////////////   1564       131,490  9.b.
10. Lease financing receivables (net of unearned income)                       ///////////////////   2165       717,473  10.
    a.  Of U.S. addressees (domicile)                                          2182        717,473   //////////////////  10.a.
    b.  of non-U.S. addressees (domicile)                                      2183              0   //////////////////  10.b.
11. LESS:  Any unearned income on loans reflected in items 1-9 above           2123          1,764   2123         1,764  11.
12. Total loans and leases, net of unearned income (sum of items 1             ///////////////////   //////////////////
    through 10 minus item 11) (total of column A must equal                    ///////////////////   //////////////////
    Schedule RC, item 4.a)                                                     2122      6,028,178   2122     6,028,178  12.

                                      16

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                        Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                               Page RC-7
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559



Schedule RC-C--Continued

Part I. Continued                                                                -----------------   ------------------
                                                                                   (Column A)           (Column B)
                                                                                  Consolidated           Domestic
Memoranda                                                                            Bank                Offices
                                                                                 -----------------   ------------------
                                        Dollar Amounts in Thousands              RCFD Bil Mil Thou   RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Commercial paper included in Schedule RC-C, part I, above                   1496             0   1496             0   M.1.
2.  Loans and leases restructured and in compliance with modified terms         //////////////////   //////////////////
    (included in Schedule RC-C, part I, above and not reported as past due or   //////////////////   //////////////////
    nonaccrual in Schedule RC-N, Memorandum item 1):                            //////////////////   //////////////////
    a.  Loans secured by real estate:                                           //////////////////   //////////////////
        (1) To U.S. addressees (domicile)                                       1687             0   M.2.a.(1)
        (2) To non-U.S. addressees (domicile)                                   1689             0   M.2.a.(2)
    b.  All other loans and all lease financing receivables (exclude loans to   //////////////////
        individuals for household, family, and other personal expenditures)     8691             0   M.2.b.
    c.  Commercial and industrial loans to and lease financing receivables      //////////////////
        of non-U.S. addressees (domicile) included in Memorandum item 2.b       //////////////////
        above                                                                   8692             0   M.2.c.
3.  Maturity and repricing data for loans and leases(1) (excluding those in     //////////////////
    nonaccrual status):                                                         //////////////////
    a.  Fixed rate loans and leases with a remaining maturity of:               //////////////////
        (1) Three months or less                                                0348       188,668   M.3.a.(1)
        (2) Over three months through 12 months                                 0349       226,298   M.3.a.(2)
        (3) Over one year through five years                                    0356     1,306,993   M.3.a.(3)
        (4) Over five years                                                     0357       314,426   M.3.a.(4)
        (5) Total fixed rate loans and leases (sum of Memorandum                //////////////////
            items 3.a.(1) through 3.a.(4))                                      0358     2,036,385   M.3.a.(5)
    b.  Floating rate loans with a repricing frequency of:                      //////////////////
        (1) Quarterly or more frequently                                        4554     3,443,070   M.3.b.(1)
        (2) Annually or more frequently, but less frequently than quarterly     4555       517,086   M.3.b.(2)
        (3) Every five years or more frequently, but less frequently than       //////////////////
            annually                                                            4561         6,641   M.3.b.(3)
        (4) Less frequently than every five years                               4564             0   M.3.b.(4)
        (5) Total floating rate loans (sum of Memorandum items 3.b.(1)          //////////////////
            through 3.b.(4))                                                    4567     3,966,797   M.3.b.(5)
    c.  Total loans and leases (sum of Memorandum items 3.a.(5) and             //////////////////
        3.b.(5) (must equal the sum of total loans and leases, net, from        //////////////////
        Schedule RC-C, part I, item 12, plus unearned income from               //////////////////
        Schedule RC-C, part I, item 11, minus total nonaccrual loans and        //////////////////
        leases from Schedule RC-N, sum of items 1 through 8, column C)          1479     6,003,182   M.3.c.
4.  Loans to finance commercial real estate, construction, and land             //////////////////
    development activities (not secured by real estate) included in             //////////////////
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2)                2746        12,909   M.4.
5.  Loans and leases held for sale (included in Schedule RC-C, part I,          //////////////////
    above)                                                                      5369             0   M.5.
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family       //////////////////   ------------------
    residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), //////////////////   RCON  Bil Mil Thou
    column B, page RC-6)                                                        //////////////////   ------------------
                                                                                //////////////////   5370        85,065   M.6.
                                                                                ---------------------------------------

-------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                     Call Date:  12/31/95  ST-BK: 39-1580   FFIEC 031
Address:              100 East Broad Street                                                                             Page RC-8
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).



                                                                                                                        ----
                                                                                                                        C420
                                                                                                     -----------------------
                                                                   Dollar Amounts in Thousands       /////////  Bil Mil Thou      <-
------------------------------------------------------------------------------------------------------------------------------------
 ASSETS                                                                                              ///////////////////////
 1. U.S. Treasury securities in domestic offices                                                     RCON 3531             0    1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-        ///////////////////////
    backed securities)                                                                               RCON 3532             0    2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices           RCON 3533             0    3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                            ///////////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                          RCON 3534             0    4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA                 ///////////////////////
       (include CMOs, REMICs, and stripped MBS)                                                      RCON 3535             0    4.b.
    c. All other mortgage-backed securities                                                          RCON 3536             0    4.c.
 5. Other debt securities in domestic offices                                                        RCON 3537             0    5.
 6. Certificates of deposit in domestic offices                                                      RCON 3538             0    6.
 7. Commercial paper in domestic offices                                                             RCON 3539             0    7.
 8. Bankers acceptances in domestic offices                                                          RCON 3540             0    8.
 9. Other trading assets in domestic offices                                                         RCON 3541             0    9.
10. Trading assets in foreign offices                                                                RCFN 3542             0   10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity        ///////////////////////
    contracts:                                                                                       ///////////////////////
    a. In domestic offices                                                                           RCON 3543             0   11.a.
    b. In foreign offices                                                                            RCFN 3544             0   11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                RCFD 3545             0   12.
                                                                                                     -------------------------------
                                                                                                     -------------------------------
LIABILITIES                                                                                          /////////  Bil Mil Thou
                                                                                                     -------------------------------
13. Liability for short positions                                                                    RCFD 3546             0   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity       ///////////////////////
    contracts                                                                                        RCFD 3547             0   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)           RCFD 3548             0   15.
                                                                                                     -------------------------------

Legal Title of Bank: BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/95  ST-BK: 39-1580    FFIEC 031
Address:             100 East Broad Street                                                                                Page RC-9
City, State:         Columbus, OH
Zip:                 43271-1066
FDIC Certificate No.:06559


Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices                                                                                 ----
                                                                                                                     C425        <-
                                                                 ------------------------------------------------------------------
                                                                                                           Nontransaction
                                                                            Transaction  Accounts             Accounts
                                                                 -------------------------------------------------------------------
                                                                      (Column A)          (Column B)         (Column C)
                                                                    Total transaction     Memo: Total            Total
                                                                  accounts (including    demand deposit       nontransaction
                                                                      total demand        (included in           accounts
                                                                        deposits)           column A)       (including MMDAs)
                                                                  ------------------   ------------------  ------------------
                               Dollar Amounts in Thousands        RCON  Bil Mil Thou   RCON  Bil Mil Thou  RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                      //////////////////   //////////////////  //////////////////
1.  Individuals, partnerships, and corporations                   2201     1,069,417   2240     1,018,833  2346     2,851,531  1.
2.  U.S. Government                                               2202        10,010   2280        10,010  2520             0  2.
3.  States and political subdivisions in the U.S                  2203        34,858   2290        32,851  2530        31,945  3.
4.  Commercial banks in the U.S                                   2206       206,337   2310       206,337  //////////////////  4.
     a. U.S. branches and agencies of foreign banks               //////////////////   //////////////////  2347             0  4.a.
     b. Other commercial banks in the U.S                         //////////////////   //////////////////  2348        15,667  4.b.
5.  Other depository institutions in the U.S                      2207         9,278   2312         9,278  2349             0  5.
6.  Banks in foreign countries                                    2213         1,555   2320         1,555  //////////////////  6.
     a. Foreign branches of other U.S. banks                      //////////////////   //////////////////  2367             0  6.a.
     b. Other banks in foreign countries                          //////////////////   //////////////////  2373             0  6.b
7.  Foreign governments and official institutions                 //////////////////   //////////////////  //////////////////
    (including foreign central banks)                             2216             0   2300             0  2377             0  7.
8.  Certified and official checks                                 2330        58,347   2330        58,347  //////////////////  8.
9.  Total (sum of items 1 through 8) (sum of                      //////////////////   //////////////////  //////////////////
     columns A and C must equal Schedule RC,                      //////////////////   //////////////////  //////////////////
     item 13.a)                                                   2215     1,389,802   2210     1,337,211  2385     2,899,143  9.



   Memoranda                                                                                    ------------------
                                                             Dollar Amounts in Thousands        RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                 //////////////////
     a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                     6835       246,782     M.1.a.
     b.  Total brokered deposits                                                                 2365         4,083     M.1.b.
     c.  Fully insured brokered deposits (included in Memorandum item 1.b above):                //////////////////
         (1) Issued in denominations of less than $100,000                                       2343           169     M.1.c.(1)
         (2) Issued either in denominations of $100,000 or in denominations greater than         //////////////////
             $100,000 and participated out by the broker in shares of $100,000 or less           2344         3,452     M.1.c.(2)
     d.  Total deposits denominated in foreign currencies                                        3776             0     M.1.d.
     e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S  //////////////////
         reported in item 3 above which are secured or collateralized as required
          under state law)                                                                       5590        65,046     M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d          //////////////////
   must equal item 9, column C above):                                                           //////////////////
     a.  Savings deposits:                                                                       //////////////////
         (1) Money market deposit accounts (MMDAs)                                               6810     1,305,470     M.2.a.(1)
         (2) Other savings deposits (excludes MMDAs)                                             0352       471,665     M.2.a.(2)
     b.  Total time deposits of less than $100,000                                               6648     1,007,826     M.2.b.
     c.  Time certificates of deposit of $100,000 or more                                        6645       114,182     M.2.c.
     d.  Open-account time deposits of $100,000 or more                                          6646             0     M.2.d.
3. All NOW accounts (included in column A above)                                                 2398        52,591     M.3.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:              100 East  Broad Street                                                                            Page RC-10
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

Deposit Totals for FDIC Insurance Assessments                                                    ------------------
                                                               Dollar Amounts in Thousands       RCON Bill Mil Thou
---------------------------------------------------------------------------------------------------------------------------
4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)            ///////////////////
   (must equal Schedule RC, item 13.a)                                                          2200      4,288,945  M.4.
                                                                                                ///////////////////
   a. Total demand deposits (must equal item 9, column B)                                       2210      1,337,211  M.4.a.
   b. Total time and savings deposits(1) (must equal item 9, column A plus item 9, column C     //////////////////
      minus item 9, column B)                                                                   2350      2,951,734  M.4.b.

--------------------
(1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.



                                                                                                      -----------------
                                                               Dollar Amounts in Thousands            RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more              //////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing             //////////////////
   frequency of:(1)                                                                                    //////////////////
   a. Three months or less                                                                             0359       158,142  M.5.a.
   b. Over three months through 12 months (but not over 12 months)                                     3644       387,590  M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)                //////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:        //////////////////
   (1) Three months or less                                                                            2761        59,524  M.6.a.(1)
   (2) Over three months through 12 months                                                             2762        34,347  M.6.a.(2)
   (3) Over one year through five years                                                                2763        17,959  M.6.a.(3)
   (4) Over five years                                                                                 2765         2,352  M.6.a.(4)
   (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                       //////////////////
       Memorandum items 6.a.(1) through 6.a.(4)                                                        2767       114,182  M.6.a.(5)
   b.  Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:   //////////////////
   (1) Quarterly or more frequently                                                                    4568             0  M.6.b.(1)
   (2) Annually or more frequently, but less frequently than quarterly                                 4569             0  M.6.b.(2)
   (3) Every five years or more frequently, but less frequently than annually                          4571             0  M.6.b.(3)
   (4) Less frequently than every five years                                                           4572             0  M.6.b.(4)
   (5) Total floating rate time certificates of deposit of $100,000 or more (sum of                    //////////////////
       Memorandum items 6.b.(1) through 6.b.(4))                                                       4573             0  M.6.b.(5)
    c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)         //////////////////
       and 6.b.(5)) (must equal Memorandum item 2.c. above)                                            6645       114,182  M.6.c.

-----------------------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                        Call Date:  12/31/95  ST-BK: 39-1580    FFIEC 031
Address:              100 East Broad Street                                                                Page RC-11
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                                                                   -----------------
                                                                       Dollar Amounts in Thousands RCFN Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                       //////////////////
1. Individuals, partnerships, and corporations                                                     2621       413,075   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)                                  2623       249,932   2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)     2625             0   3.
4. Foreign governments and official institutions (including foreign central banks)                 2650             0   4.
5. Certified and official checks                                                                   2330             0   5.
6. All other deposits                                                                              2668             0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                            2200       663,007   7.




Schedule RC-F--Other Assets

                                                                                                                    ----
                                                                                                                    C430  <-
                                                                                                 -----------------------
                                                                     Dollar Amounts in Thousands ////////// Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans                                                         RCFD 2164        58,187  1.
2. Net deferred tax assets(1)                                                                    RCFD 2148             0  2.
3. Excess residential mortgage servicing fees receivable                                         RCFD 5371             0  3.
4. Other (itemize amounts that exceed 25% of this item)                                          RCFD 2168       322,571  4.
   a. TEXT 3549 Cash Surrender Value of Life Insurance        RCFD 3549   130,703                ///////////////////////  4.a.
   b. TEXT 3550                                               RCFD 3550                          ///////////////////////  4.b.
   c. TEXT 3551                                               RCFD 3551                          ///////////////////////  4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                            RCFD 2160       380,758  5.


Memorandum

                                                                                                 -----------------------
                                                                     Dollar Amounts in Thousands ////////// Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes                                RCFD 5610             0  M.1.




Schedule RC-G--Other Liabilities

                                                                                                                      ----
                                                                                                                      C435 <-
                                                                                                   -----------------------
                                                                      Dollar Amounts in Thousands  ////////// Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
 1. a. Interest accrued and unpaid on deposits in domestic offices(2)                              RCON 3645        27,814  1.a.
    b. Other expenses accrued and unpaid (includes accrued income taxes payable)                   RCFD 3646       112,500  1.b.
 2. Net deferred tax liabilities(1)                                                                RCFD 3049        47,642  2.
 3. Minority interest in consolidated subsidiaries                                                 RCFD 3000             0  3.
 4.  Other (itemize amounts that exceed 25% of this item)                                          RCFD 2938        42,629  4.
     a. TEXT 3552   Deferred Fees Received on Swaps           RCFD 3552                   38,492   ///////////////////////  4.a.
     b. TEXT 3553                                             RCFD 3553                            ///////////////////////  4.b.
     c. TEXT 3554                                             RCFD 3554                            ///////////////////////  4.c.
 5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                            RCFD 2930       230,585  5.

--------------------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:      BANK ONE, COLUMBUS, NA                   Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                  100 East Broad Street                                                         Page RC-12
City, State:              Columbus, OH
Zip:                      43271-1066
FDIC Certificate No.:     06559
SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES
                                                                                                       ------
                                                                                                         C440      <-
                                                                                        ---------------------
                                                                                           Domestic Offices
                                                                                        ---------------------
                                                        Dollar Amounts in Thousands     RCON     Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
 1. Customers' liability to this bank on acceptances outstanding                        2155            4,862    1.
 2. Bank's liability on acceptances executed and outstanding                            2920            4,862    2.
 3. Federal funds sold and securities purchased under agreements to resell              1350          202,693    3.
 4. Federal funds purchased and securities sold under agreements to repurchase          2800          967,674    4.
 5. Other borrowed money                                                                3190          792,023    5.
    EITHER                                                                              /////////////////////
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs         2163              N/A    6.
    OR                                                                                  /////////////////////
 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs           2941          667,270    7.
 8. Total assets (excludes net due from foreign offices, Edge and Agreement             /////////////////////
    subsidiaries, and IBFs)                                                             2192        7,666,440    8.
 9. Total liabilities (excludes net due to foreign offices, Edge and                    /////////////////////
    Agreement subsidiaries, and IBFs)                                                   3129        6,497,978    9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                        ---------------------
                                                                                        RCON     Bil Mil Thou
                                                                                        ---------------------
10. U.S. Treasury securities                                                            1779           71,201   10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed         /////////////////////
    securities)                                                                         1785          317,886   11.
12. Securities issued by states and political subdivisions in the U.S                   1786           40,320   12.
13. Mortgage-backed securities (MBS):                                                   /////////////////////
    a.  Pass-through securities:                                                        /////////////////////
        (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA                               1787           16,395   13.a.(1)
        (2)  Other pass-through securities                                              1869           11,682   13.a.(2)
    b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):      /////////////////////
        (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA                               1877           23,366   13.b.(1)
        (2)  All other mortgage-backed securities                                       2253              249   13.b.(2)
14. Other domestic debt securities                                                      3159              683   14.
15. Foreign debt securities                                                             3160                0   15.
16. Equity securities:                                                                  /////////////////////
    a.  Investments in mutual funds                                                     3161                0   16.a.
    b.  Other equity securities with readily determinable fair values                   3162                0   16.b.
    c.  All other equity securities                                                     3169            3,844   16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10           /////////////////////
    through 16)                                                                         3170          485,626   17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                                                                        ---------------------
                                                        Dollar Amounts in Thousands     RCON     Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
    EITHER                                                                              /////////////////////
 1. Net due from the IBF of the domestic offices of the reporting bank                  3051              N/A   M.1.
    OR                                                                                  /////////////////////
 2. Net due to the IBF of the domestic offices of the reporting bank                    3059              N/A   M.2.


                                22
 .

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address               100 East Broad Street                                                                     Page RC-13
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFs
To be completed only by banks with IBFs and other "foreign" offices.


                                                                                                                ----
                                                                                                                C445    <-
                                                                                                --------------------
                                                        Dollar Amounts in Thousands             RCFN   Bil Mil  Thou
--------------------------------------------------------------------------------------------------------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)               2133             N/A    1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,        ////////////////////
    item 12, column A)                                                                          2076             N/A    2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I,                    ////////////////////
    item 4, column A)                                                                           2077             N/A    3.
 4. Total IBF liabilities (component of Schedule RC, item 21)                                   2898             N/A
 5. IBF deposit liabilities due to bank, including other IBFs (component of Schedule RC-E,      ////////////////////
    part II, items 2 and 3)                                                                     2379             N/A    5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)   2381             N/A    6.


SCHEDULE RC-K--QUARTERLY AVERAGES (1)
                                                                                                                 ----
                                                                                                                 C455    <-
                                                                                                --------------------
                                                        Dollar Amounts in Thousands             //////   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                          /////////////////////
 1. Interest-bearing balances due from depository institutions                                  RCFD  3381        935    1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)          RCFD  3382    442,049    2.
 3. Securities issued by states and political subdivisions in the U.S.(2)                       RCFD  3383     40,925    3.
 4. a. Other debt securities(2)                                                                 RCFD  3647     16,831    4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)    RCFD  3648      3,844    4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices  /////////////////////
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs                         RCFD  3365    213,209    5.
 6. Loans:                                                                                      /////////////////////
    a. Loans in domestic offices:                                                               /////////////////////
       (1) Total loans                                                                          RCON  3360  5,395,744    6.a.(1)
       (2) Loans secured by real estate                                                         RCON  3385  1,233,793    6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers                  RCON  3386      7,131    6.a.(3)
       (4) Commercial and industrial loans                                                      RCON  3387    831,867    6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures          RCON  3388  3,288,313    6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                RCFN  3360          0    6.b.
 7. Trading assets                                                                              RCFD  3401          0    7.
 8. Lease financing receivables (net of unearned income)                                        RCFD  3484    666,624    8.
 9. Total assets(4)                                                                             RCFD  3368  7,616,579    9.

LIABILITIES                                                                                     /////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,      /////////////////////
    and telephone and preauthorized transfer accounts) (exclude demand deposits)                RCON  3485    300,998   10.
11. Nontransaction accounts in domestic offices:                                                /////////////////////
    a. Money market deposit accounts (MMDAs)                                                    RCON  3486  1,087,400   11.a.
    b. Other savings deposits                                                                   RCON  3487    575,346   11.b.
    c. Time certificates of deposit of $100,000 or more                                         RCON  3345    108,278   11.c.
    d. All other time deposits                                                                  RCON  3469  1,024,362   11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement                            /////////////////////
    subsidiaries, and IBFs                                                                      RCFN  3404    357,397   12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic      /////////////////////
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs                 RCFD  3353  1,066,837   13.
14. Other borrowed money                                                                        RCFD  3355    838,608   14.
----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:    BANK ONE, COLUMBUS, NA                          Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                Page RC-14
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule  RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                                  ----
                                                                                                                  C460  <-
                                                                                                  --------------------
                                                        Dollar Amounts in Thousands               RCFD    Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                           ////////////////////
    a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g.,             ////////////////////
        home equity lines                                                                         3814         345,906   1.a.
    b.  Credit card lines                                                                         3815      26,044,114   1.b.
    c.  Commercial real estate, construction, and land development:                               ////////////////////
        (1) Commitments to fund loans secured by real estate                                      3816          96,891   1.c.(1)
        (2) Commitments to fund loans not secured by real estate                                  6550           2,113   1.c.(2)
    d.  Securities underwriting                                                                   3817               0   1.d.
    e.  Other unused commitments                                                                  3818       1,490,094   1.e.
 2. Financial standby letters of credit and foreign office guarantees                             3819         461,516   2.
    a.  Amount of financial standby letters of credit conveyed to others    RCFD 3820   171,087   ////////////////////   2.a.
 3. Performance standby letters of credit and foreign office guarantees                           3821         109,590   3.
    a.  Amount of performance standby letters of credit conveyed to others  RCFD 3822    15,290   ////////////////////   3.a.
 4. Commercial and similar letters of credit                                                      3411          62,777   4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the    ////////////////////
    reporting bank                                                                                3428               0   5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting    ////////////////////
    (nonaccepting) bank                                                                           3429               0   6.
 7. Securities borrowed                                                                           3432               0   7.
 8. Securities lent (including customers' securities lent where the customer is indemnified       ////////////////////
    against loss by the reporting bank)                                                           3433               0   8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as         ////////////////////
    sold for Call Report purposes:                                                                ////////////////////
    a.  FNMA and FHLMC residential mortgage loan pools:                                           ////////////////////
        (1) Outstanding principal balance of mortgages transferred as of the report date          3650               0   9.a.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date                  3651               0   9.a.(2)
    b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:            ////////////////////
        (1) Outstanding principal balance of mortgages transferred as of the report date          3652               0   9.b.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date                  3653               0   9.b.(2)
    c.  Farmer Mac agricultural mortgage loan pools:                                              ////////////////////
        (1) Outstanding principal balance of mortgages transferred as of the report date          3654               0   9.c.(1)
        (2) Amount of recourse exposure on these mortgages as of the report date                  3655               0   9.c.(2)
10. When-issued securities:                                                                       ////////////////////
    a.  Gross commitments to purchase                                                             3434               0  10.a.
    b.  Gross commitments to sell                                                                 3435               0  10.b.
11. Spot foreign exchange contracts                                                               8765           9,087  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)               ////////////////////
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,           ////////////////////
    "Total equity capital")                                                                       3430               0  12.
    a. TEXT   3555 _______________________________________________________  RCFD 3555             ////////////////////  12.a.
    b. TEXT   3556 _______________________________________________________  RCFD 3556             ////////////////////  12.b.
    c. TEXT   3557 _______________________________________________________  RCFD 3557             ////////////////////  12.c.
    d. TEXT   3558 _______________________________________________________  RCFD 3558             ////////////////////  12.d.
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize           ////////////////////
    and describe each component of this item over 25% of Schedule RC, item 28, "Total             ////////////////////
    equity capital")                                                                              5591          79,107  13.
    a. TEXT   5592 _______________________________________________________  RCFD 5592             ////////////////////  13.a.
    b. TEXT   5593 _______________________________________________________  RCFD 5593             ////////////////////  13.b.
    c. TEXT   5594 _______________________________________________________  RCFD 5594             ////////////////////  13.c.
    d. TEXT   5595 _______________________________________________________  RCFD 5595             ////////////////////  13.d.



Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95   ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                         Page RC-15
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-L--CONTINUED
                                                                                                                   -----
                                                                                                                   C461  <-
                                            ----------------------------------------------------------------------------
                                                (Column A)          (Column B)        (Column C)            (Column D)
              Dollar Amounts in Thousands      Interest Rate     Foreign Exchange   Equity Derivative     Commodity and
                                                 Contracts          Contracts           Contracts        Other Contracts
Off-balance Sheet Derivatives               ----------------------------------------------------------------------------
    Position Indicators                       Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
14.  Gross amounts (e.g., notional amounts)     ///////////////    ///////////////    ///////////////    ///////////////
     (for each column, sum of items 14.a        ///////////////    ///////////////    ///////////////    ///////////////
     through 14.e must equal sum of items 15,   ///////////////    ///////////////    ///////////////    ///////////////
     16.a, and 16.b):                           ///////////////    ///////////////    ///////////////    ///////////////
     a. Futures contracts                                     0                  0                  0                  0  14.a.
                                                    RCFD 8693          RCFD 8694          RCFD 8695          RCFD 8696
     b. Forward contracts                                60,000            101,193                  0                  0  14.b.
                                                    RCFD 8697          RCFD 8698          RCFD 8699          RCFD 8700
     c. Exchange-traded contracts:              ///////////////    ///////////////    ///////////////    ///////////////
        (1) Written options                                   0                  0                  0                  0  14.c.(1)
                                                    RCFD 8701          RCFD 8702          RCFD 8703          RCFD 8704
        (2) Purchased options                                 0                  0                  0                  0  14.c.(2)
                                                    RCFD 8705          RCFD 8706          RCFD 8707          RCFD 8708
     d.  Over-the-counter option contracts:     ///////////////    ///////////////    ///////////////    ///////////////
         (1) Written options                          2,705,243                  0                  0                  0  14.d.(1)
                                                    RCFD 8709          RCFD 8710          RCFD 8711          RCFD 8712
         (2) Purchased options                        3,981,243                  0                  0                  0  14.d.(2)
     e.  Swaps                                      RCFD 8713          RCFD 8714          RCFD 8715          RCFD 8716
                                                     19,574,346                  0                  0                  0  14.e.
                                                    RCFD 3450          RCFD 3826          RCFD 8719          RCFD 8720
15.  Total gross notional amount of             ///////////////    ///////////////    ///////////////    ///////////////
     derivative contracts held for trading                    0                  0                  0                  0  15.
                                                    RCFD A126          RCFD A127          RCFD 8723          RCFD 8724
16.  Total gross notional amount of             ///////////////    ///////////////    ///////////////    ///////////////
     derivative contracts held for              ///////////////    ///////////////    ///////////////    ///////////////
     purposes other than trading:               ///////////////    ///////////////    ///////////////    ///////////////
     a. Contracts marked to market                      355,999            101,193                  0                  0  16.a.
                                                    RCFD 8725          RCFD 8726          RCFD 8727          RCFD 8728
     b. Contracts not marked to market               25,964,833                  0                  0                  0  16.b.
                                                    RCFD 8729          RCFD 8730          RCFD 8731          RCFD 8732



Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95  ST-BK: 39-1580 FFIEC 031
Address:                100 East Broad Street                                                                       Page RC-16
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-L--CONTINUED
                                          --------------------------------------------------------------------------------
                                              (Column A)           (Column B)          (Column C)            (Column D)
                                            Interest Rate       Foreign Exchange    Equity Derivative      Commodity and
           Dollar Amounts in Thousands        Contracts            Contracts            Contracts         Other Contracts
Off-balance Sheet Derivatives             --------------------------------------------------------------------------------
    Position Indicators                   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
17.  Gross fair values of                 /////////////////    ////////////////     /////////////////   /////////////////
     derivative contracts:                /////////////////    ////////////////     /////////////////   /////////////////
     a.   Contracts held for trading:     /////////////////    ////////////////     /////////////////   /////////////////
          (1) Gross positive              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8733            0    8734           0     8735            0   8736            0 17.a.(1)
          (2) Gross negative              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8737            0    8738           0     8739            0   8740            0 17.a.(2)
     b.   Contracts held for              /////////////////    ////////////////     /////////////////   /////////////////
          purposes other than             /////////////////    ////////////////     /////////////////   /////////////////
          trading that are marked         /////////////////    ////////////////     /////////////////   /////////////////
          to market:                      /////////////////    ////////////////     /////////////////   /////////////////
          (1) Gross positive              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8741          439    8742       1,041     8743            0   8744            0 17.b.(1)
          (2) Gross negative              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8745          601    8746       1,038     8747            0   8748            0 17.b.(2)
     c.   Contracts held for              /////////////////    ////////////////     /////////////////   /////////////////
          purposes other than             /////////////////    ////////////////     /////////////////   /////////////////
          trading that are not            /////////////////    ////////////////     /////////////////   /////////////////
          marked to market:               /////////////////    ////////////////     /////////////////   /////////////////
          (1) Gross positive              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8749      111,455    8750           0     8751            0   8752            0 17.c.(1)
          (2) Gross negative              /////////////////    ////////////////     /////////////////   /////////////////
              fair value                  8733       81,592    8754           0     8755            0   8756            0 17.c.(2)

                                                                                                        ------------------
Memoranda                                                                Dollar Amounts in Thousands    RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
 1.-2. Not applicable                                                                                   //////////////////
 3. Unused commitments with an original maturity exceeding one year that are reported in                //////////////////
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments         //////////////////
    that are fee paid or otherwise legally binding)                                                     3833     1,110,559  M.3.
    a. Participations in commitments with an original maturity                                          //////////////////
       exceeding one year conveyed to others                                        RCFD 3834  144,672  //////////////////  M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:                               //////////////////
   Standby letters of credit and foreign office guarantees (both financial                              //////////////////
   and performance) issued to non-U.S. addressees (domicile) included in                                //////////////////
   Schedule RC-L, items 2 and 3, above                                                                  3377         1,013  M.4.
5. To be completed for the September report only:                                                       //////////////////
   Installment loans to individuals for household,                                                      //////////////////
   family, and other personal expenditures that                                                         //////////////////
   have been securitized and sold without recourse                                                      //////////////////
   (with servicing retained), amounts outstanding                                                       //////////////////
   by type of loan:                                                                                     //////////////////
   a. Loans to purchase private passenger automobiles                                                   2741           N/A  M.5.a.
   b. Credit cards and related plans                                                                    2742           N/A  M.5.b.
   c. All other consumer installment credit (including mobile home loans)                               2743           N/A  M.5.c.


Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95  ST-BK: 39-1580   FFIEC 031
Address:                100 East Broad Street                                                                         Page RC-17
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-M--MEMORANDA
                                                                                                                       ----
                                                                                                                       C465  <-
                                                                                                     ----------------------
                                                                    Dollar Amounts in Thousands      RCFD    Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
 1. Extensions of credit by the reporting bank to its executive officers, directors, principal       //////////////////////
    shareholders, and their related interests as of the report date:                                 //////////////////////
    a. Aggregate amount of all extensions of credit to all executive officers, directors,            //////////////////////
       principal shareholders, and their related interests                                           6164           193,527 1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of     //////////////////////
       all extensions of credit by the reporting bank (including extensions of credit to             //////////////////////
       related interests) equals or exceeds the lesser of $500,000 or 5 percent of           Number  //////////////////////
       total capital as defined for this purpose in agency regulations.           RCFD 6165      12  ////////////////////// 1.b.
 2. Federal funds sold and securities purchased under agreements to resell with                      //////////////////////
    U.S. branches and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)      3405                 0 2.
 3. Not applicable                                                                                   //////////////////////
 4. Outstanding principal balance of 1-4 family residential mortgage loans                           //////////////////////
    serviced for others (include both retained servicing and purchased servicing):                   //////////////////////
    a.  Mortgages serviced under a GNMA contract                                                     5500                 0 4.a.
    b.  Mortgages serviced under a FHLMC contract:                                                   //////////////////////
        (1) Serviced with recourse to servicer                                                       5501                 0 4.b.(1)
        (2) Serviced without recourse to servicer                                                    5502                 0 4.b.(2)
    c.  Mortgages serviced under a FNMA contract:                                                    //////////////////////
        (1) Serviced under a regular option contract                                                 5503                 0 4.c.(1)
        (2) Serviced under a special option contract                                                 5504                 0 4.c.(2)
    d.  Mortgages serviced under other servicing contracts                                           5505                 0 4.d.
 5. To be completed only by banks with $1 billion or more in total assets:                           //////////////////////
    Customers' liability to this bank on acceptances outstanding (sum of items                       //////////////////////
    5.a and 5.b must equal Schedule RC, item 9):                                                     //////////////////////
    a.  U.S. addressees (domicile)                                                                   2103             4,862 5.a.
    b.  Non-U.S. addressees (domicile)                                                               2104                 0 5.b.
 6. Intangible assets:                                                                               //////////////////////
    a.  Mortgage servicing rights                                                                    3164                 0 6.a.
    b.  Other identifiable intangible assets:                                                        //////////////////////
        (1) Purchased credit card relationships                                                      5506            24,768 6.b.(1)
        (2) All other identifiable intangible assets                                                 5507             2,856 6.b.(2)
    c.  Goodwill                                                                                     3163            12,804 6.c.
    d.  Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)                       2143            40,428 6.d.
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have                       //////////////////////
        been grandfathered or are otherwise qualifying for regulatory capital purposes               6442                 0 6.e.
 7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to              //////////////////////
    redeem the debt                                                                                  3295                 0 7.

 (1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:            BANK ONE, COLUMBUS, NA                          Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                        100 East Broad Street                                                                Page RC-18
City, State:                    Columbus, OH
Zip:                            43271-1066
FDIC Certificate No.:           06559

SCHEDULE RC-M--CONTINUED
                                                                                                --------------------
                                                                Dollar Amounts in Thousands         Bil   Mil   Thou
--------------------------------------------------------------------------------------------------------------------
 8.a. Other real estate owned:                                                                  ////////////////////
      (1) Direct and indirect investments in real estate ventures                               RCFD 5372          0     8.a.(1)
      (2) All other real estate owned:                                                          ////////////////////
          (a) Construction and land development in domestic offices                             RCON 5508          0     8.a.(2)(a)
          (b) Farmland in domestic offices                                                      RCON 5509          0     8.a.(2)(b)
          (c) 1-4 family residential properties in domestic offices                             RCON 5510        132     8.a.(2)(c)
          (d) Multifamily (5 or more) residential properties in   domestic offices              RCON 5511          0     8.a.(2)(d)
          (e) Nonfarm nonresidential properties in domestic offices                             RCON 5512      1,900     8.a.(2)(e)
          (f) In foreign offices                                                                RCFN 5513          0     8.a.(2)(f)
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)             RCFD 2150      2,032     8.a.(3)
   b. Investments in unconsolidated subsidiaries and associated companies:                      ////////////////////
      (1) Direct and indirect investments in real estate ventures                               RCFD 5374          0     8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and associated companies         RCFD 5375        438     8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)             RCFD 2130        438     8.b.(3)
   c. Total assets of unconsolidated subsidiaries and associated companies                      RCFD 5376     14,078     8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,        ////////////////////
    item 23, "Perpetual preferred stock and related surplus"                                    RCFD 3778          0     9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include               ////////////////////
    proprietary, private label, and third party products):                                      ////////////////////
    a. Money market funds                                                                       RCON 6441          6    10.a.
    b. Equity securities funds                                                                  RCON 8427      4,535    10.b.
    c. Debt securities funds                                                                    RCON 8428      1,801    10.c.
    d. Other mutual funds                                                                       RCON 8429          0    10.d.
    e. Annuities                                                                                RCON 8430      6,384    10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 1O.a through          ////////////////////
        1O.e above)                                                                             RCON 8784      3,546    10.f.

                                                                                                --------------------
Memorandum                                                      Dollar Amounts in Thousands     RCFD    Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  Interbank holdings of capital instruments (to be completed for the December report only):   ////////////////////
    a. Reciprocal holdings of banking organizations' capital instruments                        3836               0    M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments                     3837               0    M.1.b.

                                      28

Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                        Page RC-19
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in                                                                              ----
all of Memorandum item 1, in items 1 through 10,                                                                           C470  <-
column A, and in Memorandum items 2 through 4,                    -------------------------------------------------------------
column A, as confidential.                                             (Column A)         (Column B)            (Column C)
                                                                        Past due          Past due 90           Nonaccrual
                                                                     30 through 89        days or more
                                                                     days and still         and still
                                                                         accruing            accruing
                                                                   ------------------------------------------------------------
                                Dollar Amounts in Thousands        RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                                  //////////////////   //////////////////   //////////////////
    a. To U.S. addressees (domicile)                               1245                 1246         4,344   1247        11,363 1.a.
    b. To non-U.S. addressees (domicile)                           1248                 1249             0   1250             0 1.b.
 2. Loans to depository institutions and acceptances               //////////////////   //////////////////   //////////////////
    of other banks:                                                //////////////////   //////////////////   //////////////////
    a. To U.S. banks and other U.S. depository institutions        5377                 5378             0   5379             0 2.a.
    b. To foreign banks                                            5380                 5381             0   5382             0 2.b.
 3. Loans to finance agricultural production and                   //////////////////   //////////////////   //////////////////
    other loans to farmers                                         1594                 1597             0   1583            95 3.
 4. Commercial and industrial loans:                               //////////////////   //////////////////   //////////////////
    a. To U.S. addressees (domicile)                               1251                 1252         5,024   1253         9,636 4.a.
    b. To non-U.S. addressees (domicile)                           1254                 1255             0   1256             0 4.b.
 5. Loans to individuals for household, family, and                //////////////////   //////////////////   //////////////////
    other personal expenditures:                                   //////////////////   //////////////////   //////////////////
    a. Credit cards and related plans                              5383                 5384        44,765   5385             0 5.a.
    b. Other (includes single payment, installment,                //////////////////   //////////////////   //////////////////
       and all student loans)                                      5386                 5387        12,162   5388         4,032 5.b.
 6. Loans to foreign governments and official                      //////////////////   //////////////////   //////////////////
    institutions                                                   5389                 5390             0   5391             0 6.
 7. All other loans                                                5459                 5460             0   5461           943 7.
 8. Lease financing receivables:                                   //////////////////   //////////////////   //////////////////
    a. Of U.S. addressees (domicile)                               1257                 1258           486   1259           691 8.a.
    b. Of non-U.S. addressees (domicile)                           1271                 1272             0   1791             0 8.b.
 9. Debt securities and other assets (exclude other                //////////////////   //////////////////   //////////////////
    real estate owned and other repossessed assets)                3505                 13506            0   3507        15,374 9.

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                  ------------------------------------------------------------
                                                                  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
10. Loans and leases reported in items 1                          ------------------------------------------------------------
    through 8 above which are wholly or partially                 //////////////////   //////////////////   //////////////////
    guaranteed by the U.S. Government                             5612                 5613         4,561   5614            58 10.
    a. Guaranteed portion of loans and leases                     //////////////////   //////////////////   //////////////////
       included in item 10 above                                  5615                 5616         4,561   5617            47 10.a.




Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95  ST-BK: 39-1580   FFIEC 031
Address:                100 East Broad Street                                                                         Page RC-20
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559


                                                                                                                      ----
Schedule RC-N--Continued                                                                                              C473   <-
                                                        ------------------------------------------------------------------
                                                           (Column A)             (Column B)               (Column C)
                                                            Past due              Past due 90              Nonaccrual
                                                          30 through 89           days or more
                                                          days and still           and still
Memoranda                                                    accruing               accruing
                    Dollar Amounts in Thousands         RCFD  Bil Mil Thou      RCFD  Bil Mil Thou      RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
 1. Restructured loans and leases included in          //////////////////       //////////////////      //////////////////
    Schedule RC-N, items 1 through 8, above (and not   //////////////////       //////////////////      //////////////////
    reported in Schedule RC-C, part I, Memorandum      //////////////////       //////////////////      //////////////////
    item 2)                                            1658                     1659                    1661               M.1.
 2. Loans to finance commercial real estate,           //////////////////       //////////////////      //////////////////
    construction, and land development activities      //////////////////       //////////////////      //////////////////
    (not secured by real estate) included in           //////////////////       //////////////////      //////////////////
    Schedule RC-N, items 4 and 7, above                6558                     6559             0      6560         2,730 M.2.
                                                       RCON  Bil Mil Thou       RCON  Bil Mil Thou      RCON  Bil Mil Thou
 3. Loans secured by real estate in domestic offices   -------------------------------------------------------------------
    (included in Schedule RC-N, item 1, above):        //////////////////       //////////////////      //////////////////
    a. Construction and land development               2759                     2769           146      3492         2,362 M.3.a.
    b. Secured by farmland                             3493                     3494             0      3495             0 M.3.b.
    c. Secured by 1-4 family residential properties:   //////////////////       //////////////////      //////////////////
        (1) Revolving, open-end loans secured by       //////////////////       //////////////////      //////////////////
            1-4 family residential properties and      //////////////////       //////////////////      //////////////////
            extended under lines of credit             5398                     5399           627      5400           730 M.3.c.(1)
        (2) All other loans secured by 1-4 family      //////////////////       //////////////////      //////////////////
            residential properties                     5401                     5402         2,474      5403         4,934 M.3.c.(2)
    d. Secured by multifamily (5 or more) residential  //////////////////       //////////////////      //////////////////
       properties                                      3499                     3500             0      3501             0 M.3.d.
    e. Secured by nonfarm nonresidential properties    3502                     3503         1,097      3504         3,337 M.3.e.


                                                      -------------------------------------------
                                                          (Column A)              (Column B)
                                                          Past due 30             Past due 90
                                                        through 89 days           days or more
                                                      RCON   Bil Mil Thou      RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------
 4. Interest rate, foreign exchange rate, and other   //////////////////       //////////////////
    commodity and equity contracts:                   //////////////////       //////////////////
    a. Book value of amounts carried as assets        3522                     3528             0   M.4.a.
    b. Replacement cost of contracts with a           //////////////////       //////////////////
       positive replacement cost                      3529                     3530             0   M.4.b.


Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/95   ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                         Page RC-21
City, State:            Columbus, OH
Zip:                    43271-1066
FDIC Certificate No.:   06559


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                      ----
                                                                                                      C475      <-
                                                                                        ------------------
                                                     Dollar Amounts in Thousands        RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):                                                 //////////////////
    a. Actual amount of all unposted debits                                             0030           N/A      1.a.
       OR                                                                               //////////////////
    b. Separate amount of unposted debits:                                              //////////////////
       (1) Actual amount of unposted debits to demand deposits                          0031             0      1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits (1)            0032             0      1.b.(2)
 2. Unposted credits (see instructions):                                                //////////////////
    a.  Actual amount of all unposted credits                                           3510           N/A      2.a.
        OR                                                                              //////////////////
    b.  Separate amount of unposted credits:                                            //////////////////
        (1) Actual amount of unposted credits to demand deposits                        3512             0      2.b.(1)
        (2) Actual amount of unposted credits to time and savings deposits(1)           3514             0      2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not              //////////////////
    included in total deposits in domestic offices)                                     3520             0      3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured            //////////////////
    branches in Puerto Rico and U.S. territories and possessions                        //////////////////
    (not included in total deposits):                                                   //////////////////
    a.  Demand deposits of consolidated subsidiaries                                    2211         9,301      4.a.
    b.  Time and savings deposits(1) of consolidated subsidiaries                       2351        14,152      4.b.
    c.  Interest accrued and unpaid on deposits of consolidated subsidiaries            5514             0      4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:   //////////////////
    a.  Demand deposits in insured branches (included in Schedule RC-E, Part II)        2229             0      5.a.
    b.  Time and savings deposits(1) in insured branches (included in Schedule RC-E,    //////////////////
        Part II)                                                                        2383             0      5.b.
    c.  Interest accrued and unpaid on deposits in insured branches (included in        //////////////////
        Schedule RC-G, item 1.b)                                                        515              0      5.c.

Item 6 is not applicable to state nonmember banks that have not been authorized by the  //////////////////
Federal Reserve to act as pass-through correspondents.                                  //////////////////
 6. Reserve balances actually passed through to the Federal Reserve by the reporting    //////////////////
    bank on behalf of its respondent depository institutions that are also reflected    //////////////////
    as deposit liabilities of the reporting bank:                                       //////////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,          //////////////////
       Memorandum item 4.a)                                                             2314             0      6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,     //////////////////
       Part I, Memorandum item 4.b)                                                     2315             0      6.b
 7. Unamortized premiums and discounts on time and savings deposits:(1)                 //////////////////
    a. Unamortized premiums                                                             5516             0      7.a.
    b. Unamortized discounts                                                            5517             0      7.b.
------------------------------------------------------------------------------------------------------------------------
 8. To be completed by banks with "Oakar deposits."                                     //////////////////
    Total "Adjusted Attributable Deposits" of all institutions acquired under           //////////////////
    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC         //////////////////
    Oakar Transaction Worksheet(s))                                                     5518           N/A      8.
------------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts                                                       5596 /////////////      9.
10. Benefit-responsive "Depository Institution Investment Contracts"                    //////////////////
    (included in total deposits in domestic offices)                                    8432             0     10.

------------------------
  (1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                      31

Legal Title of Bank:   BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:               100 East Broad Street                                                                             Page RC-22
City, State:           Columbus, OH
Zip:                   43271-1066
FDIC Certificate No.:  06559


Schedule RC-O--Continued                                                                               -----------------
                                                                Dollar Amounts in Thousands            RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for                  //////////////////
    certain reciprocal demand balances:                                                               //////////////////
    a. Amount by which demand deposits would be reduced if reciprocal demand balances                 //////////////////
       between the reporting bank and savings associations were reported on a net basis               //////////////////
       rather than a gross basis in Schedule RC-E                                                     8785             0  11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances               //////////////////
       between the reporting bank and U.S. branches and agencies of foreign banks were                //////////////////
       reported on a gross basis rather than a net basis in Schedule RC-E                             A181             0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of                   //////////////////
       collection were included in the calculation of net reciprocal demand balances between          //////////////////
       the reporting bank and the domestic offices of U.S. banks and savings associations             //////////////////
       in Schedule RC-E                                                                               A182             0  11.c.



Memoranda (to be completed each quarter except as noted)                                               -----------------
                                                                Dollar Amounts in Thousands            RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and               //////////////////
    1.b. (1) must equal Schedule RC, item 13.a):                                                      //////////////////
    a.  Deposit accounts of $100,000 or less:                                                         //////////////////
        (1)  Amount of deposit accounts of $100,000 or less                                           2702     2,499,540  M.1.a.(1)
        (2)  Number of deposit accounts of $100,000 or less (to be                    Number          //////////////////
             completed for the June report only)                            RCON 3779  N/A            //////////////////  M.1.a.(2)
    b.  Deposit accounts of more than $100,000:                                                       //////////////////
        (1)  Amount of deposit accounts of more than $100,000                                         2710     1,789,405  M.1.b.(1)
                                                                                      Number          //////////////////
        (2)  Number of deposit accounts of more than $100,000               RCON 2722  3,877          //////////////////  M.1.b.(2)
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item
        1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a method or
        procedure for determining a better estimate of uninsured deposits than the                     YES         NO
        estimate described above                                                             RCON 6861       ///    x   M.2.b.

    b.  If the box marked YES has been checked, report the estimate of uninsured deposits              Bil Mil Thou
        determined by using your bank's method or procedure                                  RCON 5597          N/A     M.2.b.


------------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                      C477 <-

Elizabeth G. Gilliland, Assistant Vice-President                                                      (614) 248-8563
Name and Title (TEXT 8901)                                                             Area code/phone number/extension (TEXT 8902)



Legal Title of Bank:  BANK DNE, COLUMBUS, NA                                        Call Date:  12/31/95 ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                             Page RC-23
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559


Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1.   Test for determining the extent to which Schedule RC-R must be completed. To be                              ----
     completed only by banks with total assets of less than $1 billion. Indicate in the                           C480   <-
     appropriate box at the right whether the bank has total capital greater than or              --------------------
     equal to eight percent of adjusted total assets                                              YES        NO
                                                                                         -----------------------------
                                                                                         RCFD 6056     ////             1.
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete item 2 below.  If the box marked
     NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.
                                                                         ----------------------------------------------------
                                                                                  (Column A)             (Column B)
                                                                             Subordinated Debt(1)           Other
                                                                               and Intermediate            Limited-
Item 2 is to be completed by all banks.                                         Term Preferred           Life Capital
                                                                                     Stock               Instruments
                                                                         ----------------------------------------------------
                                 Dollar Amounts in Thousands                   RCFD Bil Mil Thou       RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
2. Subordinated debt(1) and other limited-life capital instruments            //////////////////      //////////////////
   (original) weighted average maturity of at least five years) with a        //////////////////      //////////////////
   remaining maturity of:                                                     //////////////////      //////////////////
     a. One year or less                                                      3780             0      3786             0 2.a.
     b. Over one year through two years                                       3781             0      3787             0 2.b.
     c. Over two years through three years                                    3782             0      3788             0 2.c.
     d. Over three years through four years                                   3783             0      3789             0 2.d.
     e. Over four years through five years                                    3784             0      3790             0 2.e.
     f. Over five years                                                       3785       189,240      3791             0 2.f.
 3.Not applicable



                                                                         ----------------------------------------------------
Items 4-9 and Memoranda items 1 and 2 are to be completed                       (Column A)                  (Column B)
by banks that answered NO to item 1 above and                                     Assets                   Credit Equiv-
by banks with total assets of $1 billion or more.                                Recorded                  alent Amount
                                                                                  on the                  of Off-Balance
                                                                                Balance Sheet             Sheet Items (2)
                                                                         ----------------------------------------------------
4. Assets and credit equivalent amounts of off-balance sheet items             RCFD  Bil Mil Thou        RCFD  Bil Mil Thou
                                                                         ----------------------------------------------------
   assigned to the Zero percent risk category:                                //////////////////         //////////////////
   a.  Assets recorded on the balance sheet:                                  //////////////////         //////////////////
       (1) Securities issued by, other claims on, and claims                  //////////////////         //////////////////
           unconditionally guaranteed by, the U.S. Government and             //////////////////         //////////////////
           its agencies and other OECD central governments                    3794        70,889         ////////////////// 4.a.(1)
       (2) All other                                                          3795        96,348         ////////////////// 4.a.(2)
   b.  Credit equivalent amount of off-balance sheet items                    //////////////////         3796       108.191 4.b.

----------------------------------

 (1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
 (2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                     Call  Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                            Page RC-24
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559


Schedule RC-R--Continued

                                                                            ----------------------------------------------------
                                                                                 (Column A)              (Column B)
                                                                                    Assets               Credit Equiv-
                                                                                   Recorded              alent Amount
                                                                                    on the              of Off-BaLance
                                                                                 Balance Sheet           Sheet Items(1)
                                                                            ----------------------------------------------------
                                               Dollar Amounts in Thousands    RCFD  Bil Mil Thou      RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
5.  Assets and credit equivalent amounts of off-balance sheet items           //////////////////      //////////////////
    assigned to the 20 percent risk category:                                 //////////////////      //////////////////
    a.  Assets recorded on the balance sheet:                                 //////////////////      //////////////////
        (1) Claims conditionally guaranteed by the U.S. Government and        //////////////////      //////////////////
            its agencies and other OECD central governments                   3798       149,329      ////////////////// 5.a.(1)
        (2) Claims collateralized by securities issued by the U.S. Government //////////////////      //////////////////
            and it agencies and other OECD central governments; by            //////////////////      //////////////////
            securities issued by U.S. Government-sponsored agencies; and      //////////////////      //////////////////
            by cash on deposit                                                3799             0      ////////////////// 5.a.(2)
        (3) All other                                                         3800     1,125,548      ////////////////// 5.a.(3)
    b.  Credit equivalent amount of off-balance sheet items                   //////////////////      3801       406,211 5.b.
6.  Assets and credit equivalent amounts of off-balance sheet items           //////////////////      //////////////////
    assigned to the 50 percent risk category:                                 //////////////////      //////////////////
    a.  Assets recorded on the balance sheet                                  3802       203,714      ////////////////// 6.a.
    b.  Credit equivalent amount of off-balance sheet items                   //////////////////      3803         2,140 6.b.
7:  Assets and credit equivalent amounts of off-balance sheet items           //////////////////      //////////////////
    assigned to the 100 percent risk category:                                //////////////////      //////////////////
    a.  Assets recorded on the balance sheet                                  3804     6,172,827      //////////////////  7.a.
    b.  Credit equivalent amount of off-balance sheet items                   //////////////////      3805       724,887  7.b.
8.  On-balance sheet asset values excluded from the calculation of the        //////////////////      //////////////////
    risk-based capital ratio(2)                                               3806         2,664      //////////////////  8.
9:  Total assets recorded on the balance sheet (sum of                        //////////////////      //////////////////
    items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,        //////////////////      //////////////////
    item 12 plus items 4.b and 4.c)                                           3807     7,821,319      //////////////////  9.

Memoranda

                                                                Dollar Amounts in Thousands           RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the          //////////////////
   risk-based capital standards                                                                      8764       112,932    M.1.



                                                                            With a remaining maturity of
                                                 ------------------------------------------------------------------------------
                                                              (Column A)       (Column B)             (Column C)
                                                      One year or less       Over one year          Over five years
                                                 ------------------------------------------------------------------------------
2. Notional principal amounts of                                            through five years
   off-balance sheet derivative contracts(3):    RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou
                                                 ------------------------------------------------------------------------------
   a. Interest rate contracts                    3809        10,344,788  8766         7,137,802   8767           511,000   M.2.a.
   b. Foreign exchange contracts                 3812            99,718  8769                 0   8770                 0   M.2.b.
   c. Gold contracts                             8771                 0  8772                 0   8773                 0   M.2.c.
   d. Other precious metals contracts            8774                 0  8775                 0   8776                 0   M.2.d.
   e. Other commodity contracts                  8777                 0  8778                 0   8779                 0   M.2.e.
   f. Equity derivative contracts                A000                 0  A001                 0   A002                 0   M.2.f.

------------------------

(1)  Do not report in column B the risk-weighted amount of assets reported in column A.
(2)  Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3)  Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:   BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/95  ST-BK: 39-1580  FFIEC 031
Address:               100 East Broad Street                                                                             Page RC-25
City, State:           Columbus, OH
Zip:                   43271-1066
FDIC Certificate No.:  06559


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1995
BANK ONE , COLUMBUS, NA                 Columbus                           Ohio
--------------------------------------------------------------------------------
Legal Title of Bank                     City                              State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative Statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a Statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY
PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE   MANAGEMENT OF THE
REPORTING BANK.

--------------------------------------------------------------------------------
No comment / / (RCON 6979)                                        C471 C472 <-


BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


  For regulatory purposes, the Bank defers the recognition of certain excess income relating to securitized loan sales until cash is received. The effect of this accounting method has decreased net income for the current year $24,937,000 and decreased retained earnings on a cumulative basis $98,794,000.





        /s/ ??????????                                         1/29/96
        Signature of Executive Officer of Bank              Date of Signature

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                               Call Date:  12/31/95  ST-BK: 39-1580
Address:              100 East Broad Street
City, State:          Columbus, OH
Zip:                  43271-1066
FDIC Certificate No.: 06559





                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

      NAME AND ADDRESS OF BANK                OMB No. For  OCC:  1557-0081
                                              OMB No. For FDIC:  3064-0052
 CALL NO. 194    31   12-31-95            OMB No. For Federal Reserve: 7100-0036
                                                 Expiration Date: 3/31/96
 ST8K: 39-158010088  STCERT: 39-06559

 BANK ONE, COLUMBUS, NATIONAL ASSOCIATION            SPECIAL REPORT
       100 EAST BROAD STREET                 (Dollar Amounts in Thousands)
        COLUMBUS, OH  43271

                                                 -----------------------------------------------------------------------------------
                                                 CLOSE OF BUSINESS            FDIC Certificate Number
                                                                                                            C-700        <-
                                                 DATE
                                                       12/31/95                            06559

------------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
------------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See Sections 215.2 and
215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer"
and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
------------------------------------------------------------------------------------------------------------------------------------

a.   Number of loans made to executive officers since the previous Call Report date          RCFD 3561             2    a.
b.   Total dollar amount of above loans (in thousands of dollars)                            RCFD 3562            52    b.
c.   Range of interest charged on above loans
     (example: 9 3/4% = 9.75)                                          RCFD 7701     9.50   %  to   RCFD 7702 18.00  %  c.

------------------------------------------------------------------------------------------------------------------------------------






SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                     DATE (Month, Day, Year)


/s/ Elizabeth G. Gilliland                                                                    January 26,1996

NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                       AREA CODE/PHONE NUMBER/EXTENSION
                                                                                             (TEXT 8904)
Elizabeth G. Gilliland, Asssistant Vice-President                                                (614) 248-8563


FDIC 8040/53 (6-95)
